     As filed with the Securities and Exchange Commission on March 25, 2002

================================================================================

                                                     1933 Act File No. 333-58702

                                                     1940 Act File No. 811-09449


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

                       (Check appropriate box or boxes)


[ ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective Amendment No. 3

[ ]  Post-Effective Amendment No. _

          and

[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 3


            Nuveen Insured California Dividend Advantage Municipal Fund
          Exact Name of Registrant as Specified in Declaration of Trust
                 333 West Wacker Drive, Chicago, Illinois 60606
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                 (800) 257-8787
               Registrant's Telephone Number, including Area Code

                              Gifford R. Zimmerman
                          Vice President and Secretary
                              333 West Wacker Drive
                             Chicago, Illinois 60606
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
                          Copies of Communications to:


    Stacy H. Winick             Thomas S. Harman            Cynthia Cobden
 Bell, Boyd & Lloyd LLC    Morgan, Lewis & Bockius LLP    Simpson Thacher &
    70 W. Madison St.          1800 M Street, N.W             Bartlett
    Chicago, IL 60602         Washington, D.C. 20036      425 Lexington Ave.
                                                          New York, NY 10017

                 Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                             --------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                             --------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


======================================================================================================================
                                                                               Proposed Maximum
   Title of Securities Being          Amount           Proposed Maximum       Aggregate Offering        Amount of
          Registered             Being Registered   Offering Price Per Unit       Price (1)        Registration Fee(2)
----------------------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value   18,000,000 Shares           $15.00              $270,000,000           $24,840
======================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
(2) $2,760 of which has already been paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                SUBJECT TO COMPLETION, DATED            , 2002


PROSPECTUS

                                         Shares


[LOGO] Nuveen Logo
                           Nuveen Insured California
                       Dividend Advantage Municipal Fund

                                 Common Shares
                               $15.00 per share

                                 -------------

   Investment Objectives. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objectives are:
   . to provide current income exempt from regular federal and California income tax; and
   . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

   Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal and California income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund also may invest up to 20% of its net assets in uninsured municipal bonds backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest or other municipal bonds that are investment grade quality. Under normal circumstances, the Fund expects to be fully invested in the tax-exempt municipal bonds noted above. Through March 31, 2003, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from California income tax, provided that no more than 10% of the Fund's investment income during that time may be derived from investments in those bonds. The Fund cannot assure you that it will achieve its investment objectives.

   No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The common shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be "NKL."

                                 -------------

   Investing in common shares involves certain risks. See "Risks" beginning on page 21.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------

                                                         Per Share Total
                                                         --------- -----
       Public Offering Price                              $15.000    $
       Sales Load                                         $ 0.675    $
       Proceeds to the Fund(1)                            $14.325    $

--------
(1)Total expenses of issuance and distribution are estimated to be $       .

   The underwriters expect to deliver the common shares to purchasers on or
about            , 2002.

                                 -------------

Salomon Smith Barney
                                                             Nuveen Investments
A.G. Edwards & Sons, Inc.
                                                          Prudential Securities
                                  UBS Warburg
Crowell, Weedon & Co.
                                                                  Raymond James
RBC Capital Markets
                                                            Wachovia Securities
Wedbush Morgan Securities, Inc.
                                                    Wells Fargo Securities, LLC

            , 2002

   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated            , 2002 and as may be
supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 42 of this Prospectus, by calling (800) 257-8787 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   The underwriters named in this Prospectus may purchase up to additional common shares from the Fund under certain circumstances.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 -------------

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
       Prospectus Summary...........................................   4
       Summary of Fund Expenses.....................................  10
       The Fund.....................................................  12
       Use of Proceeds..............................................  12
       The Fund's Investments.......................................  12
       MuniPreferred Shares and Leverage............................  19
       Risks........................................................  21
       How the Fund Manages Risk....................................  25
       Management of the Fund.......................................  26
       Net Asset Value..............................................  28
       Distributions................................................  28
       Dividend Reinvestment Plan...................................  29
       Description of Shares........................................  30
       Certain Provisions in the Declaration of Trust...............  32
       Repurchase of Fund Shares; Conversion to Open-End Fund.......  33
       Tax Matters..................................................  34
       Other Matters................................................  36
       Underwriting.................................................  38
       Custodian and Transfer Agent.................................  41
       Legal Opinions...............................................  41
       Table of Contents for the Statement of Additional Information  42

                                 -------------

   Until            , 2002 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information.

The Fund..............   Nuveen Insured California Dividend Advantage Municipal
                           Fund (the "Fund") is a newly organized,
                           non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of California. See "The Fund."

The Offering..........   The Fund is offering           common shares of
                           beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., Nuveen Investments ("Nuveen"), A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, Crowell, Weedon & Co., First Union Securities, Inc., Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Wedbush Morgan Securities, Inc. and Wells Fargo Securities, LLC. The common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters
                           an option to purchase up to         additional
                           Common Shares to cover orders in excess of Common Shares. See "Underwriting." Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

Investment Objectives.   The Fund's investment objectives are to provide
                           current income exempt from regular federal and California income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal and California income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest or (ii) other municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies ("S&P") or Fitch Ratings ("Fitch")), or bonds that are unrated but judged to be of comparable quality by the Fund's investment adviser. Under normal circumstances, the Fund expects to be fully invested in the tax-exempt municipal bonds noted above. Through March 31, 2003, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from

                           California income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."


Special Considerations   If the Fund invests in Out of State Bonds, a portion
                           of your dividends will be subject to California income taxes. The Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income, and capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

Proposed Offering of
MuniPreferred(R) Shares  Subject to market conditions, approximately one to three months after completion of this offering, the Fund intends to offer preferred shares of beneficial interest ("MuniPreferred Shares") representing approximately 35% of the Fund's capital after their issuance. The issuance of MuniPreferred Shares will leverage your investment in Common Shares. Leverage involves special risks. There is no assurance that the Fund will issue MuniPreferred Shares or that, if issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." The money the Fund obtains by selling the MuniPreferred Shares will be invested in long-term municipal bonds, which generally will pay fixed rates of interest over the life of the bond. The MuniPreferred Shares will pay dividends based on shorter-term rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the long-term bonds purchased by the Fund exceeds MuniPreferred Share dividend rates as reset periodically, the investment of the proceeds of the MuniPreferred Shares will generate more income than will be needed to pay dividends on the MuniPreferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders"). However, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield on your Common Shares. Once MuniPreferred Shares are issued, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "MuniPreferred Shares and Leverage" and "Description of Shares--MuniPreferred Shares."

Investment Adviser....   Nuveen Advisory Corp. ("Nuveen Advisory") will be the
                           Fund's investment adviser. Nuveen Advisory will receive an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets (including assets attributable to any MuniPreferred Shares that may be outstanding), with lower fee levels for assets that exceed $125 million. Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets of the Fund for the first five full years of the Fund's operations (through March 31, 2007), and for a declining amount for an additional five years (through March 31, 2012). Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company. See "Management of the Fund."

Distributions.........   Commencing with the Fund's first dividend, the Fund
                           intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund. The Fund's ability to maintain a level Common Share dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding MuniPreferred Shares). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. You may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............   The Common Shares have been approved for listing on
                           the American Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares." The trading or "ticker" symbol of the Common Shares is expected to be "NKL."

Custodian.............   JPMorgan Chase Bank will serve as custodian of the
                           Fund's assets. See "Custodian and Transfer Agent."

Market Price of Shares   Shares of closed-end investment companies frequently
                           trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality and liquidity and market supply and demand. See "MuniPreferred Shares and Leverage," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........   No Operating History.  The Fund is a newly organized,
                           non-diversified, closed-end management investment company with no history of operations.

                         Interest Rate Risk.  Generally, when market interest
                           rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Conversely, the values of lower-rated and comparable unrated debt securities are less likely than those of investment grade and comparable unrated debt securities to fluctuate inversely with changes in interest rates. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. See "Risks--Interest Rate Risk."

                         Credit Risk.  Credit risk is the risk that one or more
                           municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. See "Risks--Credit Risk."

                         Concentration in California Issuers.  The Fund's
                           policy of investing primarily in municipal obligations of issuers located in California makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers. See "Risks--Concentration Risk."

                         Leverage Risk.  The use of leverage through the
                           issuance of MuniPreferred Shares creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that MuniPreferred dividends will be based on shorter-term municipal bond rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the proceeds of the MuniPreferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of Fund expenses) than the MuniPreferred dividend rate, as reset periodically, the leverage will cause
                           Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long and/or short-term rates rise, the MuniPreferred dividend rate could exceed the rate of return on long-term bonds held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of MuniPreferred Share liquidation preference to broker-dealers participating in MuniPreferred Share auctions). Leverage creates two major types of risks for Common Shareholders:


                            . the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the MuniPreferred dividend rate rises, or that Common Share income will fluctuate because the MuniPreferred dividend rate varies.

                           See "Risks--Leverage Risk."

                         Municipal Bond Market Risk.  The amount of public
                           information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices. See "Risks--Municipal Bond Market Risk."


                         Municipal Bond Insurance.  In the event Moody's, S&P
                           or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance (as defined below) issued by such insurer also would be of reduced quality in the portfolio of the Fund. Any such downgrade could have an adverse impact on the net asset value and market price of the Common Shares.

               In addition,the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing Portfolio Insurance. The Fund does not expect these guidelines to prevent Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.


                         Non-Diversification.  Because the Fund is classified
                           as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments" and "Risks--Non-Diversification."


                         Anti-Takeover Provisions.  The Fund's Declaration of
                           Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks--Anti-Takeover Provisions."

                           SUMMARY OF FUND EXPENSES

   The following table assumes the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and as a percentage of total net assets.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)        4.50%
Dividend Reinvestment Plan Fees...........................        None(1)

                                                            Percentage of Net
                                                           Assets Attributable
                                                           to Common Shares(2)
                                                           -------------------
Annual Expenses
Management Fees...........................................        1.00%
Other Expenses............................................         .31%

                                                                  ----
Total Annual Expenses.....................................        1.31%
Fee and Expense Reimbursement (Years 1-5).................        (.46%)(3)

                                                                  ----
Total Net Annual Expenses (Years 1-5).....................         .85%(3)

                                                                  ----

--------
(1)You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account.

(2)Stated as percentages of the Fund's total net assets, and again assuming the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), the Fund's expenses would be estimated to be as follows:

                                                                      Percentage
                                                                       of Total
                                                                         Net
                                                                        Assets
                                                                      ----------
Annual Expenses
Management Fees......................................................     .65%
Other Expenses.......................................................     .20%

                                                                         ----
Total Annual Expenses................................................     .85%
Fees and Expense Reimbursement (Years 1-5)...........................    (.30%)(3)

                                                                         ----
Total Net Annual Expenses (Years 1-5)................................     .55%(3)

                                                                         ----

(3)Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be 1.31% of average daily net assets attributable to Common Shares and .85% of average daily net assets. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 8,000,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of .85% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.23% in year 10 and (2) a 5% annual return:(1)

                       1 Year 3 Years 5 Years 10 Years(2)
                       ------ ------- ------- -----------
                        $53     $71     $90      $160

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1)The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The Fund's expenses stated as a percentage of the Fund's total net assets and otherwise based on the assumptions in the example would be: 1 year $50; 3 years $62; 5 years $74; and 10 years $121.
(2)Assumes reimbursement of fees and expenses of .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012. See "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 12, 1999, pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. The Fund is designed to provide tax benefits to investors who are residents of California.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$           ($           if the Underwriters exercise the over-allotment option
in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's investment objectives are:

  . to provide current income exempt from regular federal and California income tax; and

  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

   Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders.

   Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of municipal bonds that are exempt from regular federal and California income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest or (ii) other municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory. Under normal circumstances, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds. After the completion of the offering through March 31, 2003, the Fund may invest in Out of State Bonds, provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds. The Fund will purchase Out of State Bonds if other suitable investments are not available. Investment in Out of State Bonds would result in a portion of your dividends being subject to California income taxes. For more information, see the Statement of Additional Information. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Advisory may consider such factors as Nuveen Advisory's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. See "--Municipal Bonds" below for a general description of the economic and credit characteristics of municipal issuers in California. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See "--Other Investment Companies."


   Each insured municipal bond that the Fund acquires will be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund, as a non-fundamental policy that can be changed by the Board of Trustees, only will buy Portfolio Insurance from insurers whose claims-paying ability Moody's rates "Aaa" or S&P or Fitch rates "AAA."


   The Fund also may invest up to 20% of its net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

   The credit quality of companies that provide insurance on bonds will affect the value of those bonds. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

   Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and California income taxes. For more information, see the Statement of Additional Information.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--MuniPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--MuniPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred Shares.

   If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax. Special rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

Municipal Bonds

   Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

   The municipal bonds in which the Fund will invest are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular federal and California income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories (such as Puerto Rico or Guam) that are exempt from regular federal and California income taxes. Through March 31, 2003, the Fund also may invest in Out of State Bonds subject to the limitations described under "--Investment Objectives and Policies."

   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions. The Fund generally will select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

Municipal Bond Insurance

   Each insured municipal bond the Fund acquires will be covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. The Fund expects initially to emphasize investments in municipal bonds insured under bond-specific insurance policies (i.e., Original Issue or Secondary Market Insurance). The Fund may obtain Portfolio Insurance from the insurers described in Appendix C to the Statement of Additional Information. The Fund, as a non-fundamental policy that can be changed by the Fund's Board of Trustees, will only obtain policies of Portfolio Insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by S&P or Fitch. There is no limit on the percentage of the Fund's assets that may be invested in municipal bonds insured by any one insurer.

   Municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are themselves typically assigned a rating of "Aaa" or "AAA", as the case may be, by virtue of the rating of the "Aaa" or "AAA" claims-paying ability of the insurer and would generally be assigned a lower rating if the ratings were based primarily upon the credit characteristics of the issuer without regard to the insurance feature. By way of contrast, the ratings, if any, assigned to municipal bonds insured under Portfolio Insurance will be based primarily upon the credit characteristics of the issuer, without regard to the insurance feature, and generally will carry a rating that is below "Aaa" or "AAA." While in the portfolio of the Fund, however, a municipal bond backed by Portfolio Insurance will effectively be of the same credit quality as a municipal bond issued by an issuer of comparable credit characteristics that is backed by Original Issue Insurance or Secondary Market Insurance.


   The Fund's policy of investing in municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time of purchase of a security, and the Fund will not be required to dispose of the securities in the event Moody's, S&P or Fitch, as the case may be, downgrades its assessment of the claims-paying ability of a particular insurer or the credit characteristics of a particular issuer. In this connection, it should be noted that in the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Moody's, S&P and Fitch continually assess the claims-paying ability of insurers and the credit characteristics of issuers, and there can be no assurance that they will not downgrade their assessments subsequent to the time the Fund purchases securities.

   The value of municipal bonds covered by Portfolio Insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the Portfolio Insurance.

   Original Issue Insurance. Original Issue Insurance is purchased with respect to a particular issue of municipal bonds by the issuer thereof or a third party in conjunction with the original issuance of such municipal bonds. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest on such obligations when and as these payments become due but not paid by the issuer, except that in the event of the acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as payment of principal would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts received by the holder from any trustee for the municipal bond issuer or from any other source. Original Issue Insurance does not guarantee payment on an accelerated basis, the payment of any redemption premium (except with respect to certain premium payments in the case of certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares, the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original Issue Insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

   Original Issue Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, Original Issue Insurance may be considered to represent an element of market value with respect to the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

   Secondary Market Insurance. Subsequent to the time of original issuance of a municipal bond, the Fund or a third party may, upon the payment of a single premium, purchase insurance on that security. Secondary Market Insurance generally provides the same type of coverage as Original Issue Insurance and, as with Original Issue Insurance, Secondary Market Insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

   One of the purposes of acquiring Secondary Market Insurance with respect to a particular municipal bond would be to enable the Fund to enhance the value of the security. The Fund, for example, might seek to purchase a particular municipal bond and obtain Secondary Market Insurance, for it if, in Nuveen Advisory's opinion, the market value of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security without insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by Portfolio Insurance, the Fund might seek to obtain Secondary Market Insurance for it if, in Nuveen Advisory's opinion, the net proceeds of the Fund's sale of the security, as insured, less the cost of the Secondary Market Insurance would exceed the current value of the security. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "--Original Issue Insurance" above.

   Portfolio Insurance. Portfolio Insurance guarantees the payment of principal and interest on specified eligible municipal bonds purchased by the Fund and presently held by the Fund. Except as described below, Portfolio Insurance generally provides the same type of coverage as is provided by Original Issue Insurance or Secondary Market Insurance. Municipal bonds insured under a Portfolio Insurance policy would generally not be insured under any other policy. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. Portfolio Insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the policy will reduce the yield to shareholders of the Fund.

   If a municipal bond is already covered by Original Issue Insurance or Secondary Market Insurance, then the security is not required to be additionally insured under any Portfolio Insurance that the Fund may purchase. All premiums respecting municipal bonds covered by Original Issue Insurance or Secondary Market Insurance are paid in advance by the issuer or other party obtaining the insurance.

   Portfolio Insurance policies are effective only as to municipal bonds owned by and held by the Fund, and do not cover municipal bonds for which the contract for purchase fails. A "when-issued" municipal obligation will be covered under a Portfolio Insurance policy upon the settlement date of the issue of such "when-issued" municipal bond.

   In determining whether to insure municipal bonds held by the Fund, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "--Original Issue Insurance" above.

   Each Portfolio Insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the municipal bonds covered by the policy continue to be held by the Fund, and the Fund pays the premiums for the policy. Each insurer will generally reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds purchased by the Fund after the effective date of such notice. The Fund's Board of Trustees generally will reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of such policy is not reasonable in relation to the value of the insurance to the Fund.

   Each Portfolio Insurance policy will terminate as to any municipal bond that has been redeemed from or sold by the Fund on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date. Each policy will terminate as to all municipal bonds covered thereby on the date on which the last of the covered municipal bonds mature, are redeemed or are sold by the Fund.

   One or more Portfolio Insurance policies may provide the Fund, pursuant to an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance ("Permanent Insurance") for a municipal bond that is sold by the Fund. The Fund would exercise the right to obtain Permanent Insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain Permanent Insurance for a municipal bond only if, in Nuveen Advisory's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

   The Permanent Insurance premium for each municipal bond is determined based upon the insurability of each security as of the date of purchase and will not be increased or decreased for any change in the security's creditworthiness unless the security is in default as to payment of principal or interest, or both. If such event occurs, the Permanent Insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

   The Fund generally intends to retain any insured bonds covered by Portfolio Insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. Except as described above for bonds covered by Portfolio Insurance that are in default or subject to significant risk of default, the Fund will not place any value on the Portfolio Insurance in valuing the municipal bonds it holds.

   Because each Portfolio Insurance policy will terminate for municipal bonds sold by the Fund on the date of sale, in which event the insurer will be liable only for those payments of principal and interest that are then due and owing (unless Permanent Insurance is obtained by the Fund), the provision for this insurance will not enhance the marketability of the Fund's bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because Original Issue Insurance and Secondary Market Insurance generally will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by Original Issue Insurance or Secondary Market Insurance that are in default or in significant risk of default.

   Premiums for a Portfolio Insurance policy are paid monthly, and are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund is reduced to the extent of the insurance premiums it pays. Depending upon the characteristics of the municipal bonds held by the Fund, the annual premium rate for policies of Portfolio Insurance is estimated to range from 12 to 18 basis points of the value of the municipal bonds covered under the policy.

When-Issued and Delayed Delivery Transactions

   The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

                       MUNIPREFERRED SHARES AND LEVERAGE

   Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer MuniPreferred Shares representing approximately 35% of the Fund's capital immediately after the issuance of the MuniPreferred Shares. The MuniPreferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of MuniPreferred Shares will leverage the Common Shares. Leverage involves special risks. There is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the MuniPreferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of the MuniPreferred Shares offering in long-term municipal bonds. The MuniPreferred Shares will pay dividends based on shorter-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the MuniPreferred Shares (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

   Changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Nuveen Advisory for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of MuniPreferred Shares.

   For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to MuniPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to MuniPreferred Shareholders or make special payments to MuniPreferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund's net capital gain or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to MuniPreferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund's leveraged structure to Common Shareholders will be reduced.

   Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets is at least 200% of such liquidation value. If MuniPreferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem MuniPreferred Shares from time to time to the extent necessary in order to maintain coverage of any MuniPreferred Shares of at least 200%. If the Fund has MuniPreferred Shares outstanding, two of the Fund's trustees will be elected by the holders of MuniPreferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and MuniPreferred Shares voting together as a single class. In the event the Fund failed to pay dividends on MuniPreferred Shares for two years, MuniPreferred Shareholders would be entitled to elect a majority of the trustees of the Fund.

   The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for MuniPreferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


   Assuming that the MuniPreferred Shares will represent in the aggregate approximately 35% of the Fund's capital and pay dividends at an annual average rate of 2.00%, the incremental income generated by the Fund's portfolio (net of estimated expenses) must exceed .70% in order to cover such dividend payments and other expenses specifically related to the MuniPreferred Shares. It is anticipated that there will be a 5.20% yield on the Fund's investment portfolio, net of expenses. Of course, these numbers are merely estimates, used for illustration. Actual MuniPreferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.


   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of MuniPreferred Shares representing 35% of the Fund's total capital expenses, and the Fund's currently projected annual MuniPreferred Share dividend rate of 2.00%. See "Risks" and "MuniPreferred Shares and Leverage."


Assumed Portfolio Total Return (10.00)% (5.00)%  0.00 % 5.00% 10.00%
Common Share Total Return..... (16.46)% (8.77)% (1.08)% 6.62% 14.31%

   Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on MuniPreferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

   Unless and until MuniPreferred Shares are issued, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS

   The net asset value of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in Common Shares will be subject to market discount risk, concentration risk, inflation risk and municipal bond market risk, each of which is more fully described below.

   Newly Organized. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

   Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

   Interest Rate Risk. Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. The value of the longer-term bonds in which the Fund generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Conversely, the values of lower-rated and comparable unrated debt securities are less likely than those of investment grade and comparable unrated debt securities to fluctuate inversely with changes in interest rates. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

   Credit Risk. Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. Securities rated in the fourth highest category are considered investment grade but they also may have some speculative characteristics.

   Concentration Risk. As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in California municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of California municipal bonds. The information set forth below and the related information in the Statement of Additional Information is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   California's economy is the largest among the 50 states and one of the largest in the world. The State has a diversified economy with major sectors in manufacturing, agriculture, services, tourism, international trade and construction. The State has a population of about 35 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Personal income was estimated at $1,095 billion in 2000. Total employment is over 16 million.

   Since 1994 the California economy had been growing steadily, outpacing the rest of the nation, with particular strength in high technology manufacturing, software, exports, services, entertainment and construction. By late 2000, unemployment had fallen to its lowest level in three decades. After a strong fourth quarter of 2000, the economy entered a mild recession in 2001, in concert with the slowdown of the national economy and a cyclical downturn in the high technology sector. The aftermath of the September 11, 2001 terrorist attacks has hurt tourism-based areas. California's economy is expected to start to recover by mid-year 2002.


   The State received significant tax revenues in recent years, derived from the strong economy and stock market through 2000. Capital gains and stock option income represented almost a quarter of General Fund revenue in the 2000-01 fiscal year. The slowing economy and depressed stock market in 2001 will result in significantly reduced revenues in fiscal year 2001-02, compared both to the prior year and to earlier forecasts. A large part of the State's annual budget is mandated by constitutional guarantees (such as for education funding and debt service) and caseload requirements for health and welfare programs. State General Obligation bonds are, as of March 1, 2002, rated "A1" by Moody's, "A+" by S&P, and "AA" by Fitch with some agencies maintaining a negative outlook.


   Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers and mandated expenditures for health, welfare and public safety, among other factors. The State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments, enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified. See the Statement of Additional Information for a further discussion of factors affecting municipal bonds in California.

   Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices or at prices approximating those at which the Fund currently values them.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.


   Municipal Bond Insurance. In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the portfolio of the Fund. Any such downgrade could have an adverse impact on the net asset value and market price of the Common Shares.



   In addition, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing portfolio insurance. The Fund does not expect these guidelines to prevent Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.


   Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

   Leverage Risk. Leverage risk is the risk associated with the issuance of the MuniPreferred Shares to leverage the Common Shares. There can be no assurance that the Fund's leveraging strategy will be successful. Once the MuniPreferred Shares are issued, the net asset value and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the MuniPreferred Shares. Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the MuniPreferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the MuniPreferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the MuniPreferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of 0.25% of MuniPreferred Share liquidation preference to broker-dealers participating in MuniPreferred Share auctions). Accordingly, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield or return to Common Shareholders.


   Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/Aaa ratings on the MuniPreferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the MuniPreferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the MuniPreferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Shareholders.

   Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

   Non-Diversification. Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments."

   Anti-Takover Provisions. The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and, if issued, MuniPreferred Shares voting together as a single class, and the approval of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.

   The Fund may become subject to guidelines which are more limiting than the investment restriction set forth above in order to obtain and maintain ratings from Moody's or S&P on the MuniPreferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

   The Fund seeks to reduce credit risk by buying bonds that are either covered by insurance or backed by an escrow or trust account, each with the purpose of ensuring timely payment of principal and interest. However, these municipal bonds remain subject to market risk.

Limited Issuance of MuniPreferred Shares

   Under the 1940 Act, the Fund could issue MuniPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. If the total liquidation value of the MuniPreferred Shares was ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue MuniPreferred Shares representing about 35% of the Fund's total capital immediately after the time of issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep the liquidation value of the MuniPreferred Shares below one-half of the value of the Fund's total net assets.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

   The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on Nuveen Advisory's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

   If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred Shares or MuniPreferred Shares that the Fund previously issued but later repurchased.

   Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

Hedging Strategies

   The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. There are seven trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

   Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $40 billion in assets under management. See the Statement of Additional Information under "Investment Adviser."

   Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. William M. Fitzgerald is the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. Mr. Fitzgerald has been a Managing Director of Nuveen Advisory since 2000. Prior to that time, he was a Vice President of Nuveen Advisory. He currently manages investments for 14 Nuveen-sponsored investment companies.

   Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, The John Nuveen Company and its affiliates have over $76 billion of net assets under management or surveillance. The John Nuveen Company is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

Investment Management Agreement

   Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

                                                                    Management
        Average Daily Net Assets(1)                                    Fee
        ---------------------------                                 ----------
        Up to $125 million.........................................   .6500%
        $125 million to $250 million...............................   .6375%
        $250 million to $500 million...............................   .6250%
        $500 million to $1 billion.................................   .6125%
        $1 billion to $2 billion...................................   .6000%
        $2 billion and over........................................   .5750%

--------
(1)Including net assets attributable to MuniPreferred Shares.

   In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any MuniPreferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first ten years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                          Percentage                   Percentage
                          Reimbursed                   Reimbursed
                       (as a percentage             (as a percentage
           Year Ending of average daily Year Ending of average daily
            March 31    net assets)(1)   March 31    net assets)(1)
            --------   ----------------  --------   ----------------
             2002/(2)/      0.30%       2008.......      0.25%
              2003....      0.30%       2009.......      0.20%
              2004....      0.30%       2010.......      0.15%
              2005....      0.30%       2011.......      0.10%
              2006....      0.30%       2012.......      0.05%
              2007....      0.30%

--------
(1)Including net assets attributable to MuniPreferred Shares.
(2)From the commencement of operations.

   Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.

                                NET ASSET VALUE

   The Fund's net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

   In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred Shareholders. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred Shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding MuniPreferred Shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   You may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by JPMorgan Chase Bank, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by JPMorgan Chase Bank as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price; or

      (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086, (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares


   The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of MuniPreferred Shares, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to the distributions. See "--MuniPreferred Shares" below.


   The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "MuniPreferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

MuniPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the MuniPreferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has determined that the MuniPreferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

   Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. MuniPreferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

   Holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees will be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the MuniPreferred Shares, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of MuniPreferred Shares will be required, in addition to the single class vote of the holders of MuniPreferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares--MuniPreferred Shares--Voting Rights."


   Redemption, Purchase and Sale of MuniPreferred Shares. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase MuniPreferred Shares and resell any shares so tendered. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "MuniPreferred Shares and Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or
(5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues Shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

   The discussions below and in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

   The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax. The Fund primarily invests in municipal bonds from issuers located in California or in municipal bonds whose income is otherwise exempt from regular federal and California income taxes. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations.

   Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any ordinary taxable income or net capital gain. Distributions of net short-term capital gain are taxable as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains regardless of how long you have owned your investment. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year. As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations.


   Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

   The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

   In order to avoid corporate taxation of its earnings and to pay tax-free dividends, the Fund must meet certain Internal Revenue Service ("I.R.S.") requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits. In particular, in order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations at the close of each quarter of its taxable year. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay exempt-interest dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income.

   The sale or other disposition of Common Shares will result in capital gain or loss to you if you hold such Common Shares as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are eligible for reduced rates of taxation.

   The Fund may be required to withhold a percentage of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number) and certain certifications, or if you are otherwise subject to backup withholding. The backup withholding percentage will be 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. If you receive Social Security benefits, you should be aware that exempt-interest dividends are taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

   If you are subject to the federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

California Tax Matters

   The following is based upon the advice of Orrick, Herrington & Sutcliffe LLP, special California counsel to the Fund.

   The Fund's regular monthly dividends will not be subject to California personal income taxes to the extent they are paid out of income earned on obligations that, when held by individuals, pay interest that is exempt from taxation by California under California law (e.g., obligations of California and its political subdivisions) or federal law, so long as at the close of each quarter of the Fund's taxable year at least 50 percent of the value of the Fund's total assets consist of such obligations. The portion of the Fund's monthly dividends that is attributable to income other than as described in the preceding sentence will be subject to the California income tax. The Fund expects to earn no or only a minimal amount of such non-exempt income. You will be subject to California personal income taxes to the extent the Fund distributes any taxable income or realized capital gains, or if you sell or exchange Common Shares and realize a capital gain on the transactions.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning California state and local tax matters. Please refer to the Statement of Additional Information for more detailed information.

                                 OTHER MATTERS

   A lawsuit brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in the Seventh Circuit Court of Appeals. The plaintiffs alleged that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes. The defendants filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. On March 30, 1999, the court entered a memorandum opinion and order (1) granting the defendants' motion to dismiss all of plaintiffs' counts against the defendants other than Nuveen Advisory, (2) granting Nuveen Advisory's motion to dismiss all of plaintiffs' counts against it other than breach of fiduciary duty under Section 36(b) of the 1940 Act, and (3) denying the plaintiffs' motion to certify a plaintiff class and a defendant class. No appeal was made by plaintiffs of this decision, and the remaining Section 36(b) count against Nuveen Advisory is discussed below.

   As to alleged damages, plaintiffs have claimed as damages the portion of all advisory compensation received by Nuveen Advisory from the funds during the period from June 21, 1995 to the present that is equal to the proportion of each of such fund's preferred stock to its total assets. The preferred stock constitutes approximately one third of the funds' assets so the amount claimed would equal approximately one third of management fees received by Nuveen Advisory for managing the funds during this period, or more than $60 million. Nuveen Advisory believes that it has no liability and the plaintiffs have suffered no damages and filed a motion for summary judgment as to both liability and damages. Plaintiffs filed a partial motion for summary judgment as to liability only. In a memorandum opinion and order dated September 6, 2001, the court granted Nuveen Advisory's motion for summary judgment and denied plaintiffs' motion for partial summary judgment, thereby terminating the litigation before the court. Plaintiffs appealed this decision on October 8, 2001.

   While the Fund cannot assure you that the litigation will be decided in Nuveen Advisory's favor upon appeal, Nuveen Advisory believes a decision, if any, against it would have no material adverse effect on the Fund, its Common Shares, or the ability of Nuveen Advisory to perform its duties under the investment management agreement.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.


                                                                      Number of
Underwriters                                                           Shares
------------                                                          ----------
Salomon Smith Barney Inc.............................................
Nuveen Investments...................................................
A.G. Edwards & Sons, Inc.............................................
Prudential Securities Incorporated...................................
UBS Warburg LLC......................................................
Crowell, Weedon & Co.................................................
First Union Securities, Inc..........................................
Raymond James & Associates, Inc......................................
RBC Dain Rauscher, Inc...............................................
Wedbush Morgan Securities, Inc.......................................
Wells Fargo Securities, LLC..........................................
                                                                      ----------
   Total.............................................................

                                                                      ==========


   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom Salomon Smith Barney Inc., Nuveen Investments, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, Crowell, Weedon & Co., First Union Securities, Inc., Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Wedbush Morgan Securities, Inc. and Wells Fargo Securities, LLC are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or
before             , 2002. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to         additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and Nuveen Advisory have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, Nuveen Advisory and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

   The Fund and Nuveen Advisory have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   In connection with the requirements for listing the Fund's Common Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the American Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the American Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter to the Fund or Nuveen Advisory if, prior to delivery of and payment for the Common Shares, (i) trading in the Common Shares or securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited,
(ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the Common Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Common Shares by the Underwriters.

   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.


   Prior to the public offering of Common Shares, Nuveen Advisory purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.


   Nuveen, 333 West Wacker Drive, Chicago, Illinois, 60606, one of the representatives of the Underwriters, is the parent company of Nuveen Advisory.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

   First Union Securities, Inc., a subsidiary of Wachovia Corporation, conducts its investment banking, institutional, and capital markets businesses under the trade name of Wachovia Securities. Any references to "Wachovia Securities" in this prospectus, however, do not include Wachovia Securities, Inc., a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc., which may or may not be participating as a separate selling dealer in the distribution of the securities.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also JPMorgan Chase Bank.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Bell, Boyd & Lloyd LLC and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
                                                                       ----
     Use of Proceeds..................................................   3
     Investment Objectives............................................   5
     Investment Policies and Techniques...............................  10
     Other Investment Policies and Techniques.........................  18
     Management of the Fund...........................................  21
     Investment Adviser...............................................  27
     Portfolio Transactions...........................................  28
     Distributions....................................................  29
     Description of Shares............................................  30
     Certain Provisions in the Declaration of Trust...................  33
     Repurchase of Fund Shares; Conversion to Open-End Fund...........  34
     Tax Matters......................................................  37
     Performance Related and Comparative Information..................  40
     Experts..........................................................  41
     Custodian........................................................  41
     Additional Information...........................................  41
     Report of Independent Auditors...................................  43
     Financial Statements.............................................  44
     Appendices
        Appendix A--Ratings of Investments............................ A-1
        Appendix B--Taxable Equivalent Yield Tables................... B-1
        Appendix C--Description of Insurers........................... C-1
        Appendix D--Hedging Strategies and Risks...................... D-1
        Appendix E--Factors Pertaining to California.................. E-1
        Appendix F--Performance Related and Comparative Information... F-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                         Shares


          Nuveen Insured California Dividend Advantage Municipal Fund

                                 Common Shares

                                   --------

                                  PROSPECTUS

                                          , 2002

                                   --------

                             Salomon Smith Barney
                              Nuveen Investments
                           A.G. Edwards & Sons, Inc.
                             Prudential Securities
                                  UBS Warburg
                             Crowell, Weedon & Co.
                                 Raymond James
                              RBC Capital Markets
                              Wachovia Securities
                        Wedbush Morgan Securities, Inc.
                          Wells Fargo Securities, LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                 SUBJECT TO COMPLETION, DATED            , 2002

           Nuveen Insured California Dividend Advantage Municipal Fund

                      STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Insured California Dividend Advantage Municipal Fund (the "Fund" or the "California Fund") is a newly organized, non-diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated ___________, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                  Page
                                                                --------
Use of Proceeds                                                        3
Investment Objectives                                                  5
Investment Policies and Techniques                                    10
Other Investment Policies and Techniques                              18
Management of the Fund                                                21
Investment Adviser                                                    27
Portfolio Transactions                                                28
Distributions                                                         29
Description of Shares                                                 30
Certain Provisions in the Declaration of Trust                        33
Repurchase of Fund Shares; Conversion to Open-End Fund                34
Tax Matters                                                           37
Performance Related and Comparative Information                       40
Experts                                                               41
Custodian                                                             41
Additional Information                                                41
Report of Independent Auditors                                        43
Financial Statements                                                  44
Ratings of Investments (Appendix A)                                  A-1
Taxable Equivalent Yield Tables (Appendix B)                         B-1
Description of Insurers (Appendix C)                                 C-1
Hedging Strategies and Risks (Appendix D)                            D-1
Factors Pertaining to California (Appendix E)                        E-1
Performance Related and Comparative Information (Appendix F)         F-1

This Statement of Additional Information is dated ___________, 2002

                                USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $__________ ($__________ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen Advisory has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

     Pending investment in municipal bonds that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Investment in Municipal Bonds--Portfolio Investments," the income on which is subject to regular federal income tax and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly.

                             INVESTMENT OBJECTIVES

The Fund's investment objective is to provide current income exempt from regular federal and California income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of Common Shares. The Fund's investment objectives are fundamental policies of the Fund.

     Under normal circumstances, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in a portfolio of tax-exempt municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will notify shareholders at least 60 days prior to any change in this 80% policy. The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest or (ii) other municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory.

     The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Common Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, MuniPreferred Shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class:


          (1) Under normal circumstances, invest less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from regular federal and California income tax;

          (2) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

          (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          (4) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

          (6) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

          (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          (8) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations; and

          (9) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

     For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

          (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.

          (5) Purchase securities of companies for the purpose of exercising control.

          (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund intends to apply for ratings for its preferred shares (called "MuniPreferred Shares" herein) from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any MuniPreferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of MuniPreferred Shares by the Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

Investment in Municipal Bonds

     Portfolio Investments

     The California Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and California income tax.

     Under normal circumstances, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds described herein. Through
March 31, 2003, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from the Fund's particular state income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time may be derived from Out of State Bonds.

     Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds that are exempt from regular federal income taxes and that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest or (ii) other municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or bonds that are unrated but judged to be of comparable quality by Nuveen Advisory.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     Except to the extent that the Fund buys temporary investments as described herein, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in tax-exempt municipal bonds that are covered by insurance guaranteeing the timely payment of principal and interest on the bonds. The Fund also may invest up to 20% of its net assets in (i) uninsured municipal bonds that are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest or (ii) other municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory.

     Each insured municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security and obtained by the issuer of the security or a third party at the time of original issuance ("Original Issue Insurance"), (2) covered by an insurance policy applicable to a specific security and obtained by the Fund and/or a third party subsequent to the time of original issuance ("Secondary Market Insurance"), or (3) covered by a master municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund, as a non-fundamental policy that can be changed by the Board of Trustees, will only buy Portfolio Insurance from insurers whose claims-paying ability Moody's rates "Aaa" or S&P or Fitch rates "AAA."

     Information about the various municipal bond insurers with whom the Fund intends to maintain specific insurance policies for particular municipal bonds or policies of Portfolio Insurance is set forth in Appendix C hereto.

     The Fund also may invest up to 20% of its net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to municipal bonds that have been (1) advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

     The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value.

     The Fund has not established any limit on the percentage of its portfolio investments that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a substantial portion of the current income it produces will be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

     Also included within the general category of municipal bonds described in the Fund's Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal income tax. For further information, see, "Short-Term Investments" below.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     The Fund also may invest up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

Additional Information on Municipal Bond Insurance

     Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to the fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to the Fund after the fiscal agent receives evidence of the Fund's right to receive payment of the principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays the Fund the payment due from the issuer, the insurer will succeed to the Fund's rights to that payment.

     Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Fund continues to own the municipal bonds covered by the policy, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds the Fund buys after the effective date of the notice. The Fund's Board of Trustees will generally reserve the right to terminate each policy upon seven day's written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.

Short-Term Investments

     Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Hedging Strategies

     The Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of the Fund's net assets. The Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies. For further information regarding these investment strategies and risks presented thereby, see Appendix D to this Statement of Additional Information.


Factors Pertaining to California

     Factors pertaining to California are set forth in Appendix E.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities

     The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years.

Other Investment Companies

     The Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued and Delayed Delivery Transactions

     The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds


     The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                            MANAGEMENT OF THE FUND

Trustees and Officers


The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.




     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                ----------------------------               ---------
       and Address         Offices with the               Other Directorships During              Portfolios in
       -----------         ----------------               --------------------------              -------------
                            Fund and Year                      Past Five Years                    Fund Complex
                            -------------                      ---------------                    ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Trustee
                            ------------                                                             -------

Trustee who is an interested person of the Fund:
-----------------------------------------------

Timothy R. Schwertfeger*  Chairman of the       Chairman and Director (since July 1996) of The         121
3/28/49                    Board, President     John Nuveen Company, Nuveen Investments, Nuveen
333 West Wacker Drive      and Trustee          Advisory Corp. and Nuveen Institutional
Chicago, IL 60606             1994              Advisory Corp.; prior thereto, Executive Vice
                                                President and Director of The John Nuveen
                                                Company and Nuveen Investments; Director (since
                                                1992) and Chairman (since 1996) of Nuveen
                                                Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.; Chairman and Director (since
                                                January 1997) of Nuveen Asset Management, Inc.;
                                                Director (since 1996) of Institutional Capital
                                                Corporation; Chairman and Director (since 1999)
                                                of

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory.


     Name, Birthdate        Positions and                Principal Occupations Including            Number of
     ---------------        -------------                ----------------------------               ---------
       and Address         Offices with the               Other Directorships During              Portfolios in
       -----------         ----------------               --------------------------              -------------
                            Fund and Year                       Past Five Years                   Fund Complex
                            -------------                       ---------------                   ------------
                            First Elected                                                          Overseen by
                            -------------                                                          -----------
                            or Appointed                                                             Trustee
                            ------------                                                             -------
                                                Rittenhouse Financial Services Inc.; Chief
                                                Executive Officer (since September 1999) of
                                                Nuveen Senior Loan Asset Management Inc.


Trustees who are not interested persons of the Fund:
---------------------------------------------------

Robert P. Bremner               Trustee         Private Investor and Management Consultant.            104
8/22/40                           1997
3725 Huntington Street,
  N.W.
Washington, D.C. 20015

Lawrence H. Brown               Trustee         Retired (August 1989) as Senior Vice President         104
7/29/34                           1993          of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040

Anne E. Impellizzeri            Trustee         Executive Director (since 1998) of Manitoga            104
1/26/33                           1994          (Center for Russel Wright's Design with
3 West 29th Street                              Nature); formerly, President and Chief
New York, NY 10001                              Executive Officer of Blanton-Peale Institutes
                                                of Religion and Health (since December 1990);
                                                prior thereto, Vice President, Metropolitan
                                                Life Insurance Co.

Peter R. Sawers                 Trustee         Adjunct Professor of Business and Economics,           104
4/3/33                            1991          University of Dubuque, Iowa; formerly
22 The Landmark                                 (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                            Graduate School of Management, Lake Forest,
                                                Illinois; prior thereto, Executive Director,
                                                Towers Perrin Australia, a management consulting
                                                firm; Chartered Financial Analyst; Certified
                                                Management Consultant.

William J. Schneider            Trustee         Senior Partner and Chief Operating Officer,            104
9/24/44                           1997          Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                       Miller-Valentine Realty, a development and
P. O. Box 744                                   contract company; Chair, Miami Valley Hospital;
Dayton, OH 45401                                Vice Chair, Miami Valley Economic Development
                                                Coalition; formerly, Member, Community Advisory
                                                Board, National City Bank, Dayton, Ohio; and
                                                Business Advisory Council, Cleveland Federal
                                                Reserve Bank.

Judith M. Stockdale             Trustee         Executive Director, Gaylord and Dorothy                104
12/29/47                          1997          Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                              thereto, Executive Director, Great Lakes
Suite 2600                                      Protection Fund (from 1990 to 1994).
Chicago, IL 60601


     Name, Birthdate        Positions and                Principal Occupations Including              Number of
     ---------------        -------------                ----------------------------                 ---------
       and Address         Offices with the                Other Directorships During               Portfolios in
       -----------         ----------------               ---------------------------               -------------
                            Fund and Year                       Past Five Years                     Fund Complex
                            -------------                       ---------------                     -------------
                            First Elected                                                           Overseen by
                            -------------                                                           -----------
                            or Appointed                                                              Officer
                           ------------                                                               -------
Officers of the Fund:
--------------------
Michael T. Atkinson       Vice President        Vice President (since January 2002), formerly,         119
2/3/66                     2002                 Assistant Vice President (since 2000),
333 W. Wacker Drive                             previously, associate of Nuveen Investments.
Chicago, IL 60606

Paul L. Brennan           Vice President        Vice President (since January 2002), formerly,         119
11/10/66                   2002                 Assistant Vice President (since 1997), of
333  W. Wacker Drive                            Nuveen Advisory Corp.; prior thereto, portfolio
Chicago, IL 60606                               manager of Flagship Financial Inc.

Peter H. D'Arrigo         Vice President and    Vice President of Nuveen Investments (since            121
11/28/67                   Treasurer            January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive        1999                 President (from January 1997); formerly,
Chicago, IL   60606                             Associate of Nuveen Investments; Vice President
                                                and Treasurer (since September 1999) of Nuveen
                                                Senior Loan Asset Management Inc.; Chartered
                                                Financial Analyst.

Michael S. Davern         Vice President        Vice President of Nuveen Advisory                      119
6/26/57                    1997                 Corp. (since January 1997); prior thereto, Vice
333 W. Wacker Drive                             President and Portfolio Manager of Flagship
Chicago, IL   60606                             Financial.

Susan M. DeSanto          Vice President        Vice President of Nuveen Advisory Corp. (since         121
9/8/54                     2001                 August 2001); previously, Vice President of
333 W. Wacker Drive                             Van Kampen Investment Advisory Corp.
Chicago, IL 60606                               (since 1998); prior thereto, Assistant Vice
                                                President of Van Kampen Investment Advisory
                                                Corp. (since 1994).

Jessica R. Droeger        Vice President        Vice President (since January 2002), formerly          121
9/24/64                    2002                 Assistant Vice President and Assistant
333 W. Wacker Drive                             General Counsel (since May 1998) of Nuveen
Chicago, IL 60606                               Investments; Assistant Vice President and
                                                Assistant Secretary (since 1998) of Nuveen
                                                Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.; prior thereto, Associate at
                                                the law firm D'Ancona Partners LLC

Lorna C. Ferguson         Vice President        Vice President of Nuveen Investments; Vice             121
10/24/45                   1998                 President (since January 1998) of Nuveen
333 W. Wacker Drive                             Advisory Corp. and Nuveen Institutional
Chicago, IL   60606                             Advisory Corp.

William M. Fitzgerald     Vice President        Vice President of Nuveen Advisory Corp.                119
3/2/64                     1995                 (since December 1995); Assistant Vice President
333 W. Wacker Drive                             of Nuveen Advisory Corp. (from September 1992
Chicago, IL   60606                             to December 1995); prior thereto, Assistant
                                                Portfolio Manager of Nuveen Advisory Corp.;
                                                Chartered Financial Analyst.

Stephen D. Foy            Vice President and    Vice President of Nuveen Investments and               121
5/31/54                    Controller           (since May 1998) The John Nuveen Company; Vice
333 W. Wacker Drive        1998                 President (since September 1999) of Nuveen
Chicago, IL   60606                             Senior Loan Management Inc.; Certified Public
                                                Accountant.



     Name, Birthdate        Positions and                Principal Occupations Including                Number of
     ---------------        -------------                ----------------------------                   ---------
       and Address         Offices with the               Other Directorships During                  Portfolios in
       -----------         ----------------               --------------------------                  -------------
                            Fund and Year                       Past Five Years                       Fund Complex
                            -------------                       ---------------                       ------------
                            First Elected                                                              Overseen by
                            -------------                                                              -----------
                            or Appointed                                                                 Officer
                            ------------                                                                 -------
J. Thomas Futrell           Vice President      Vice President of Nuveen Advisory Corp.;                  119
7/5/55                       1992               Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

Richard A. Huber            Vice President      Vice President of Nuveen Institutional Advisory           119
3/26/63                      1997               Corp. (since March 1998) and Nuveen Advisory
333 W. Wacker Drive                             Corp. (since January 1997); prior thereto, Vice
Chicago, IL 60606                               President and Portfolio Manager of Flagship
                                                Financial, Inc.

Steven J. Krupa             Vice President      Vice President of Nuveen Advisory Corp.                   119
8/21/57                      1990
333 W. Wacker Drive
Chicago, IL 60606

David J. Lamb               Vice President      Vice President (since March 2000) of Nuveen               121
3/22/63                      2000               Investments, previously Assistant Vice
333 W. Wacker Drive                             President (since January 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments; Certified
                                                Public Accountant.

Larry W. Martin           Vice President and    Vice President, Assistant Secretary and                   121
7/27/51                   Assistant Secretary   Assistant General Counsel of Nuveen
333 W. Wacker Drive        1988                 Investments; Vice President and  Assistant
Chicago, IL 60606                               Secretary of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Assistant
                                                Secretary of the John Nuveen Company and (since
                                                January 1997) Nuveen Asset Management, Inc.;
                                                Vice President and Assistant Secretary (since
                                                September 1999) of Nuveen Senior Loan Asset
                                                Management Inc.

Edward F. Neild, IV         Vice President      Vice President (since September 1996),                    119
7/7/65                       1996               previously Assistant Vice President (since
333 W. Wacker Drive                             December 1993) of Nuveen Advisory Corp.,
Chicago, IL 60606                               Portfolio Manager prior thereto; Vice President
                                                (since September 1996), previously Assistant
                                                Vice President (since May 1995), of Nuveen
                                                Institutional Advisory Corp., Portfolio Manager
                                                prior thereto; Chartered Financial Analyst.

Thomas J. O'Shaughnessy    Vice President       Vice President (since January 2002), formerly             119
9/4/60                       2002               Assistant Vice President (since 1998), of Nuveen
333 W. Wacker Drive                             Advisory Corp.; prior thereto, portfolio manager.
Chicago, IL 60606


     Name, Birthdate        Positions and                Principal Occupations Including                Number of
     ---------------        -------------                -------------------------------                ---------
       and Address         Offices with the                 Other Directorships During                Portfolios in
       -----------         ----------------                 --------------------------                -------------
                            Fund and Year                         Past Five Years                     Fund Complex
                            -------------                         ---------------                     ------------
                            First Elected                                                             Overseen by
                            -------------                                                             -----------
                             or Appointed                                                               Officer
                             ------------                                                               -------
Thomas C. Spalding, Jr.   Vice President        Vice President of Nuveen Advisory Corp. and               119
7/31/51                    1982                 Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                             Financial Analyst.
Chicago, IL 60606

Gifford R. Zimmerman      Vice President and    Vice President, Assistant Secretary and                   121
9/9/56                     Secretary            Associate General Counsel, formerly Assistant
333 W. Wacker Drive        1988                 General Counsel, of Nuveen Investments; Vice
Chicago, IL 60606                               President and Assistant Secretary of Nuveen
                                                Advisory Corp. and Nuveen Institutional
                                                Advisory Corp.; Vice President and Assistant
                                                Secretary of The John Nuveen Company (since
                                                May 1994); Vice President and Assistant
                                                Secretary (since September 1999) of Nuveen
                                                Senior Loan Asset Management Inc.; Chartered
                                                Financial Analyst.


     The Board of Trustees has four standing committees: the executive committee, the audit committee, the nominating and governance committee and the dividend valuation committee.

     Peter R. Sawers and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

     The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William J. Schneider, Chair, Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

     The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are Anne E. Impellizzeri, Chair, Robert P. Bremner, Lawrence H. Brown, Peter R. Sawers, William J. Schneider and Judith M. Stockdale.

     The dividend and valuation committee is authorized to declare distributions on the Fund's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The committee also oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the dividend and valuation committee are Timothy R. Schwertfeger, Chair, and Lawrence H. Brown.

     The trustees of the Fund are also directors or trustees, as the case may be, of 30 Nuveen open-end funds and 74 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 15 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management Inc. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

     The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred Shares are outstanding at that time, in which event holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. Holders of MuniPreferred Shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - MuniPreferred Shares - Voting Rights."

     The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2001:

                                                      Aggregate Dollar Range of
                                                       Equity Securities in All
                                                        Registered Investment
                          Dollar Range of Equity        Companies Overseen by
                            Securities in the           Trustee in Family of
    Name of Trustee               Fund                  Investment Companies
    ---------------       ----------------------      -------------------------
Robert P. Bremner                     $   0                 Over $100,000
-------------------------------------------------------------------------------
Lawrence H. Brown                     $   0                 Over $100,000
-------------------------------------------------------------------------------
Anne E. Impellizzeri                  $   0                 Over $100,000
-------------------------------------------------------------------------------
Peter R. Sawers                       $   0                 Over $100,000
-------------------------------------------------------------------------------
William J. Schneider                  $   0                 Over $100,000
-------------------------------------------------------------------------------
Timothy R. Schwertfeger               $   0                 Over $100,000
-------------------------------------------------------------------------------
Judith M. Stockdale                   $   0                 Over $100,000
-------------------------------------------------------------------------------

     No trustee who is not an interested person of the Fund owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

     The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                                   Aggregate                                Amount of Total
                                 Compensation       Total Compensation     Compensation that
                                     From           from Fund and             Has Been
       Name of Trustee              Fund*             Fund Complex**            Deferred
    ---------------------    --------------------   --------------------    ------------------
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Robert P. Bremner                   $463                  $72,500               $ 8,280
----------------------------------------------------------------------------------------------
Lawrence H. Brown                   $475                  $78,500               $     0
----------------------------------------------------------------------------------------------
Anne E. Impellizzeri                $463                  $72,500               $55,200
----------------------------------------------------------------------------------------------
Peter R. Sawers                     $463                  $73,000               $54,788
----------------------------------------------------------------------------------------------
William J. Schneider                $463                  $72,500               $55,200
----------------------------------------------------------------------------------------------
Judith M. Stockdale                 $463                  $72,500               $13,800
----------------------------------------------------------------------------------------------

--------------------

     * Based on the estimated compensation to be earned by the independent trustees for the period from inception through the end of the Fund's first full fiscal year for services to the Fund.

     **Based on the compensation paid to the trustees for the one year period ending 12/31/01 for services to the open-end and closed-end funds advised by Nuveen Advisory.

     On February 20, 2001, the Board of Trustees approved the Investment Management Agreement between the Fund and Nuveen Advisory Corp. In approving this agreement, the trustees considered, among other things, the nature and quality of services to be provided by Nuveen Advisory, the profitability to Nuveen Advisory of its relationship with the Fund, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios.

     The Fund has no employees. Its officers are compensated by Nuveen Advisory or The John Nuveen Company.

                              INVESTMENT ADVISER

     Nuveen Advisory acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in the Fund's Prospectus.

     Nuveen Advisory is a wholly owned subsidiary of The John Nuveen Company. Over 1,300,000 individuals have invested to date in The John Nuveen Company's funds and trusts. Founded in 1898, The John Nuveen Company brings over a century of expertise to the municipal bond market. According to data from CDA Wiesenberger, The John Nuveen Company is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (77) and fund assets under management ($43.6 billion) as of December 31, 2001. Overall, The John Nuveen Company and its affiliates have over $76 billion in assets under management or surveillance. The John Nuveen Company is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Net Assets(1)                                     Management Fee
-----------------------------                                 ------------------
Up to $125 million                                                  .6500%
$125 million to $250 million                                        .6375%
$250 million to $500 million                                        .6250%
$500 million to $1 billion                                          .6125%
$1 billion to $2 billion                                            .6000%
$2 billion and over                                                 .5750%

(1) Including net assets attributable to MuniPreferred Shares.

     All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

     For the first ten years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                         Percentage                             Percentage
                         Reimbursed                             Reimbursed
      Year Ending    (as a percentage of    Year Ending    (as a percentage of
        March 31     daily net assets)(1)     March 31     daily net assets)(1)
      ------------   --------------------   -----------    --------------------
         2002(2)             .30%               2008              .25%
         2003                .30%               2009              .20%
         2004                .30%               2010              .15%
         2005                .30%               2011              .10%
         2006                .30%               2012              .05%
         2007                .30%

-----------------------

     (1) Including net assets attributable to MuniPreferred Shares.
     (2) From the commencement of operations.


     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.

     The Fund, Nuveen Advisory, Nuveen, Salomon Smith Barney Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Nuveen fund portfolio manager, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                            PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     The Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. On occasion, the Fund may clear portfolio transactions through Nuveen. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                 DISTRIBUTIONS

     As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding MuniPreferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of MuniPreferred Shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "MuniPreferred Shares and Leverage."

     While any MuniPreferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the MuniPreferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding MuniPreferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTION OF SHARES

Common Shares


The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share, and, subject to the rights of holders of MuniPreferred Shares, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to such distributions. See "MuniPreferred Shares" below.

     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in municipal bonds covered by insurance have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "MuniPreferred Shares and Leverage" and "The Fund's Investments--Municipal Bonds."


MuniPreferred Shares

     The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. Although the terms of the MuniPreferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has stated that the initial series of MuniPreferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

     Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

     Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of MuniPreferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's trustees, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding MuniPreferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the Fund's outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the Muni-Preferred Shares. Except as may otherwise be required by law, (1) the affirmati-ve vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of MuniPreferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund's MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of MuniPreferred Shares by the Fund. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase MuniPreferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

     The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.


     Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.



     Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.


     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

     The Fund intends to qualify under Subchapter M of the Code, for tax treatment as a regulated investment company and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of the Fund, to qualify as "exempt-interest dividends" when distributed to the Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year with respect to "net investment income" (i.e., its "investment company taxable income," as that term is defined in the Code, determined without reference to the deduction for dividends paid) and "net capital gain" (i.e., the excess of the Fund's net long-term capital gain over its net short-term capital loss), provided that it distributes at least 90% of the sum of (i) its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than net capital gain and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The

Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     The Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consist of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to Common Shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the Common Shareholders' federal income tax returns. Gain from the sale or redemption of Common Shares, however, will be taxable to the Common Shareholders as capital gain (provided such Common Shares were held as capital assets) even though the increase in value of such Common Shares is attributable to tax-exempt interest income. In addition, gain realized by the Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry Common Shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by Common Shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") and may have other collateral tax consequences. Taxpayers that may be subject to the AMT should consult their advisers before investing in Common Shares.

     Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by the Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gain realized by the Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Taxable distributions will not be eligible for the dividends received deduction allowed to corporations. Distributions by the Fund to Common Shareholders that do not constitute ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its MuniPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of MuniPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

     The sale or exchange of Common Shares normally will result in capital gain or loss to the Common Shareholders who hold their Common Shares as capital assets. However, any loss on the sale or exchange of a Common Share that has been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Share. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, however, any loss on the sale or other disposition of such Common Shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or amounts credited to the Common Shareholder as an undistributed capital gain) with respect to such Common Shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities is taxed at a maximum rate of 20%, while short-term capital gain and other ordinary income is taxed at a maximum rate of 38.6% in 2002 and 2003, 37.6% in 2004 and 2005, and 35% thereafter until 2011, when the maximum rate on ordinary income will revert to 39.6% unless amended by Congress. The maximum long-term capital gain rate is 18% for capital assets that are held for more than five years and whose holding periods begin after December 31, 2000. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to a reinvestment right. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of Common Shares if the Common Shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

     The Fund is required in certain circumstances to withhold a percentage of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. The backup withholding percentage will be 30% in 2002 and 2003, 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will revert to 31% unless amended by Congress. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

State Tax Matters

     Tax matters pertaining to California are set forth in Appendix E.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION


     The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. California municipal bonds can provide double tax-free income (exempt from regular federal and state income taxes) for residents of California. Because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.


     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     See Appendix B for taxable equivalent yield information and Appendix F for additional performance related and comparative information.

                                    EXPERTS


     The Financial Statements of the Fund as of March 7, 2002, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund.


                                    CUSTODIAN

     The custodian of the assets of the Fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund accounting and portfolio accounting services.


                            ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
Nuveen Insured California Dividend Advantage Municipal Fund

We have audited the accompanying statement of net assets of Nuveen Insured California Dividend Advantage Municipal Fund (the "Fund") as of March 7, 2002 and the related statement of operations for the period from July 12, 1999 (date of organization) through March 7, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at March 7, 2002, and results of its operations for the period from July 12, 1999 (date of organization) through March 7, 2002, in conformity with accounting principles generally accepted in the United States.

                                      /s/ ERNST & YOUNG LLP

Chicago, Illinois
March 8, 2002

           NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                              FINANCIAL STATEMENTS

          Nuveen Insured California Dividend Advantage Municipal Fund
                            Statement of Net Assets
                                 March 7, 2002

Assets:
    Cash................................................................. $100,275
    Offering costs.......................................................  240,000
    Receivable from Adviser..............................................   11,500
                                                                          --------
       Total Assets......................................................  351,775
                                                                          --------

Liabilities:
    Accrued offering costs...............................................  240,000
    Payable to Adviser for organization costs............................   11,500
                                                                          --------
       Total liabilities.................................................  251,500
                                                                          --------

Net Assets............................................................... $100,275
                                                                          ========

Net asset value per Common Share outstanding ($100,275 divided by 7,000 Common Shares outstanding).................................. $ 14.325
                                                                          ========
Net Assets Represent:
    Cumulative Preferred Shares, $25,000 liquidation value; unlimited
       number of shares authorized, no shares outstanding................ $      -
    Common Shares, $.01 par value; unlimited number of shares
       authorized, 7,000 shares outstanding..............................       70
    Paid-in surplus......................................................  100,205
                                                                          --------
                                                                          $100,275
                                                                          ========

          Nuveen Insured California Dividend Advantage Municipal Fund
                            Statement of Operations
    Period from July 12, 1999 (date of organization) through March 7, 2002

Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................   11,500
   Expense reimbursement.............................................  (11,500)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on July 12, 1999, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company.

Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $11,500) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund is authorized by its Declaration of Trust to issue Preferred Shares ("MuniPreferred Shares") having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 8,000,000 Common Shares.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund, upon commencement of Fund operations, has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.6500% of the first $125 million of the average daily net assets (including net assets attributable to MuniPreferred Shares) to 0.5750% of the average daily net assets (including net assets attributable to MuniPreferred Shares) in excess of $2 billion.

In addition to the reimbursement and waiver of organization and offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses during the first 10 years of operations. These reductions range from 0.3000% of the average daily net assets (including net assets attributable to MuniPreferred Shares) during the first year of operations, declining to 0.0500% of the average daily net assets (including net assets attributable to MuniPreferred Shares) during the tenth year. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2012.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions.

                                   APPENDIX A

Ratings of Investments


Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.


Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      2.  Nature of and provisions of the obligation; and
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA

     An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A

     An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB

     An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, And C

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB

     An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B

     An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC

     An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC

     An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `Aaa' securities.

A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...):  Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans

MIG 1/VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.


`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLES

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2002 listed below:

Taxable Equivalent of Tax-Free Yields

Tax Free Yields

Tax Rate       4.00%        4.50%       5.00%       5.50%      6.00%      6.50%
-------------------------------------------------------------------------------
  10.00%       4.44%        5.00%       5.56%       6.11%      6.67%      7.22%
  15.00%       4.71%        5.29%       5.88%       6.47%      7.06%      7.65%
  27.00%       5.48%        6.16%       6.85%       7.53%      8.22%      8.90%
  30.00%       5.71%        6.43%       7.14%       7.86%      8.57%      9.29%
  35.00%       6.15%        6.92%       7.69%       8.46%      9.23%     10.00%
  38.60%       6.51%        7.33%       8.14%       8.96%      9.77%     10.59%

                                   CALIFORNIA

     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and California State tax rates, using published 2002 marginal Federal tax rates and marginal California tax rates currently available and scheduled to be in effect.


 Single Return      Joint Return      Federal Tax    State Tax    Combined Tax
    Bracket            Bracket            Rate         Rate*          Rate*
---------------    ---------------    -----------    ---------    ------------
    $0-6,000            $0-12,000       10.00%         2.00%         11.80%
  6,000-27,950       12,000-46,700      15.00%         6.00%         20.10%
 27,950-67,700       46,700-112,850     27.00%         9.30%         33.80%
 67,700-141,250     112,850-171,950     30.00%         9.30%         36.50%
141,250-307,050     171,950-307,050     35.00%         9.30%         41.00%
 Over 307,050        Over 307,050       38.60%         9.30%         44.30%



4.00%       4.50%       5.00%       5.50%       6.00%       6.50%
-----       -----       -----       -----       -----       -----
4.54%       5.10%       5.67%       6.24%       6.80%       7.37%
5.01%       5.63%       6.26%       6.88%       7.51%       8.14%
6.04%       6.80%       7.55%       8.31%       9.06%       9.82%
6.30%       7.09%       7.87%       8.66%       9.45%      10.24%
6.78%       7.63%       8.47%       9.32%      10.17%      11.02%
7.18%       8.08%       8.98%       9.87%      10.77%      11.67%


----------------


* The state tax brackets are those for 2001. The 2002 brackets will be adjusted to take into account changes in the California Consumer Price Index. These adjustments have not yet been released. The combined state and Federal tax rates shown reflect the fact that state tax payments are currently deductible for Federal tax purposes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The numbers in the combined Tax Rate column are rounded to the nearest one-tenth of one percent.

                                  APPENDIX C

                            DESCRIPTION OF INSURERS

     Set forth below is information about the various municipal bond insurers with whom the Fund intends to maintain specific insurance policies for particular municipal bonds or policies of portfolio insurance. The information in this Appendix is based on information supplied by the insurers, and the Fund cannot verify its accuracy and completeness.

AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE")


Payment Pursuant to Financial Guaranty Insurance Policy

     Ambac Assurance has made a commitment to issue a financial guaranty insurance policy (the "Financial Guaranty Insurance Policy") relating to the bonds effective as of the date of issuance of the bonds. Under the terms of the Financial Guaranty Insurance Policy, Ambac Assurance will pay to The Bank of New York, in New York, New York or any successor thereto (the "Insurance Trustee") that portion of the principal of and interest on the bonds which shall become Due for Payment but shall be unpaid by reason of Nonpayment by the Obligor (as such terms are defined in the Financial Guaranty Insurance Policy). Ambac Assurance will make such payments to the Insurance Trustee on the later of the date on which such principal and interest becomes Due for Payment or within one business day following the date on which Ambac Assurance shall have received notice of Nonpayment from the Trustee/Paying Agent. The insurance will extend for the term of the bonds and, once issued, cannot be canceled by Ambac Assurance.

     The Financial Guaranty Insurance Policy will insure payment only on stated maturity dates and on mandatory sinking fund installment dates, in the case of principal, and on stated dates for payment, in the case of interest. If the bonds become subject to mandatory redemption and insufficient funds are available for redemption of all outstanding bonds, Ambac Assurance will remain obligated to pay principal of and interest on outstanding bonds on the originally scheduled interest and principal payment dates including mandatory sinking fund redemption dates. In the event of any acceleration of the principal of the bonds, the insured payments will be made at such times and in such amounts as would have been made had there not been an acceleration.

     In the event the Bond Registrar has notice that any payment of principal of or interest on a bond which has become Due for Payment and which is made to a Holder by or on behalf of the Obligor has been deemed a preferential transfer and theretofore recovered from its registered owner pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such registered owner will be entitled to payment from Ambac Assurance to the extent of such recovery if sufficient funds are not otherwise available.

     The Financial Guaranty Insurance Policy does not insure any risk other than Nonpayment, as defined in the Policy. Specifically, the Financial Guaranty Insurance Policy does not cover.

          1. payment on acceleration, as a result of a call for redemption (other than mandatory sinking fund redemption) or as a result of any other advancement of maturity.

          2. payment of any redemption, prepayment or acceleration premium.

          3. nonpayment of principal or interest caused by the insolvency or negligence of any Trustee or Paying Agent, if any.

     If it becomes necessary to call upon the Financial Guaranty Insurance Policy, payment of principal requires surrender of bonds to the Insurance Trustee together with an appropriate instrument of assignment so as to permit ownership of such bonds to be registered in the name of Ambac Assurance to the extent of the payment under the Financial Guaranty Insurance Policy. Payment of interest pursuant to the Financial Guaranty Insurance Policy requires proof of Holder entitlement to interest payments and an appropriate assignment of the Holder's right to payment to Ambac Assurance.

     Upon payment of the insurance benefits, Ambac Assurance will become the owner of the bond, appurtenant coupon, if any, or right to payment of principal or interest on such bond and will be fully subrogated to the surrendering Holder's rights to payment.


     In the event that Ambac Assurance were to become insolvent, any claims arising under the Policy would be excluded from coverage by the California Insurance Guaranty Association, established pursuant to the Laws of the State of California.

Ambac Assurance

     Ambac Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $4,988,000,000 (unaudited) and statutory capital of approximately $2,693,000,000 (unaudited) as of September 30, 2001. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a division of The McGraw-Hill Companies, Moody's Investors Service and Fitch, Inc. have each assigned a triple-A financial strength rating to Ambac Assurance. Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation to Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.


     Ambac Assurance makes no representation regarding the bonds or the advisability of investing in the bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and Statement of Additional Information, other than the information supplied by Ambac Assurance and presented under this heading "Ambac Assurance Corporation."


Available Information

     The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the aforementioned material may also be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005. The Company's Common Stock is listed on the NYSE.

     Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Incorporation of Certain Documents by Reference

     The following documents filed by the Company with the Commission (File No. 1-10777) are incorporated by reference in this Statement of Additional
Information:

     1) The Company's Current Report on Form 8-K dated January 24, 2001 and filed on January 24, 2001;

     2) The Company's Current Report on Form 8-K dated March 19, 2001 and filed on March 19, 2001;

     3) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and filed on March 28, 2001;

     4) The Company's Quarterly Report on Form 10-Q for the fiscal quarterly period ended March 31, 2001 and filed on May 15, 2001;

     5) The Company's Current Report on Form 8-K dated July 18, 2001 and filed on July 23, 2001;

     6) The Company's Quarterly Report on Form 10-Q for the fiscal quarterly period ended June 30, 2001 and filed on August 10, 2001;

     7) The Company's Current Report on Form 8-K dated and filed on September 17, 2001;

     8) The Company's Current Report on Form 8-K dated and filed on September 19, 2001;

     9) The Company's Current Report on Form 8-K dated and filed on October 22, 2001; and

    10) The Company's Quarterly Report on Form 10-Q for the fiscal quarterly period ended September 30, 2001 and filed on November 14, 2001.

     All documents subsequently filed by the Company pursuant to the requirements of the Exchange Act after the date of this Statement of Additional Information will be available for inspection in the same manner as described above in "Available Information".


FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")


Bond Insurance Policy
---------------------

     Concurrently with the issuance of the bonds, Financial Security Assurance Inc. ("Financial Security") will issue its Municipal Bond Insurance Policy for the bonds (the "Policy"). The Policy guarantees the scheduled payment of principal of and interest on the bonds when due.

     The Policy is not covered by any insurance security or guaranty fund established under California insurance law.

Financial Security Assurance Inc.
---------------------------------

     Financial Security is a New York domiciled insurance company and a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation. Dexia, S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.


     At December 31, 2001, Financial Security's total policyholders' surplus and contingency reserves were approximately $1,593,569,000 and its total unearned premium reserve was approximately $810,898,000 in accordance with statutory accounting principles. At December 31, 2001, Financial Security's total shareholders' equity was approximately $1,698,672,000 and its total net unearned premium reserve was approximately $669,534,000 in accordance with generally accepted accounting principles.

     The financial statements included as exhibits to the annual and quarterly reports filed by Holdings with the Securities and Exchange Commission are hereby incorporated herein by reference. Also incorporated herein by reference are any such financial statements so filed from the date of this Statement of Additional Information until the termination of the offering of the bonds. Copies of materials incorporated by reference will be provided upon request to Financial Security Assurance Inc.: 350 Park Avenue, New York, New York 10022, Attention:
Communications Department (telephone (212) 826-0100).

     The policy does not protect investors against changes in market value of the bonds, which market value may be impaired as a result of changes in prevailing interest rates, changes in applicable ratings or other causes. Financial Security makes no representation regarding the bonds or the advisability of investing in the bonds. Financial Security makes no representation regarding the Prospectus or Statement of Additional Information, nor has it participated in the preparation thereof, except that Financial Security has provided to the Fund the information presented under this caption for inclusion in the Statement of Additional Information.

MBIA INSURANCE CORPORATION ("MBIA")

The MBIA Insurance Corporation Insurance Policy


     The following information has been furnished by MBIA Insurance Corporation ("MBIA") for use in this Statement of Additional Information.

     MBIA's policy unconditionally and irrevocably guarantees the full and complete payment required to be made by or on behalf of the Issuer to the Paying Agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by an advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the bonds as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by MBIA's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from any owner of the bonds pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law
(a "Preference").

     MBIA's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any bonds. MBIA's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments on the purchase price of bonds upon tender by an owner thereof; or (iv) any Preference relating to (i) through (iii) above. MBIA's policy also does not insure against nonpayment of principal of or interest on the bonds resulting from the insolvency, negligence or any other act or omission of the Paying Agent or any other paying agent for the bonds.

     Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by MBIA from the Paying Agent or any owner of a bond the payment of an insured amount for which is then due, that such required payment has not been made, MBIA on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such bonds or presentment of such other proof of ownership of the bonds, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due to the bonds as are paid by MBIA, and appropriate instruments to effect the appointment of MBIA as agent for such owners of the bonds in any legal proceeding related to payment of insured amounts on the bonds, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Paying Agent payment of the insured amounts due on such bonds, less any amount held by the Paying Agent for the payment of such insured amounts and legally available therefor.

MBIA

     MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     MBIA does not accept any responsibility for the accuracy or completeness of this Prospectus or Statement of Additional Information or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the policy and MBIA set forth under the heading "MBIA Insurance Corporation". Additionally, MBIA makes no representation regarding the bonds or the advisability of investing in the bonds.

     The Financial Guarantee Insurance Policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

MBIA Information

     The following documents filed by the Company with the Securities and Exchange Commission (the "SEC") are incorporated herein by reference:

(1)  The Company's Annual Report on Form 10-K for the year ended December 31,
     2000;

(2) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001; and

(3)  The report on Form 8-K filed by the Company on January 30, 2001.

     Any documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934, as amended, after the date of this Statement of Additional Information and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this Statement of Additional Information and to be a part hereof. Any statement contained in a document incorporated or deemed to be incorporated by reference herein, or contained in this Statement of Additional Information, shall be deemed to be modified or superseded for purposes of this Statement of Additional Information to the extent that a statement contained herein or in any other subsequent filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Statement of Additional Information.

     The Company files annual, quarterly and special reports, information statements and other information with the SEC under File No. 1-9583. Copies of the SEC filings (including (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2000, (2) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and (3) the report on Form 8-K filed by the Company on January 30, 2001) are available (i) over the Internet at the SEC's web site at http://www.sec.gov; (ii) at the SEC's public reference room in Washington D.C.; (iii) over the Internet at the Company's web site at http://www.mbia.com; and (iv) at no cost, upon request to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504. The telephone number of MBIA is (914) 273-4545.

     As of December 31, 2000, MBIA had admitted assets of $7.6 billion (audited), total liabilities of $5.2 billion (audited), and total capital and surplus of $2.4 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulaltory authorities. As of September 30, 2001, MBIA had admitted assets of $8.4 billion (unaudited), total liabilities of $6.0 billion (unaudited), and total capital and surplus of $2.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

Financial Strength Ratings of MBIA

     Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa."

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. rates the financial strength of MBIA "AAA."

     Fitch Ratings rates the financial strength of MBIA "AAA."

     Each rating of MBIA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

     The above ratings are not recommendations to buy, sell or hold the bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the bonds. MBIA does not guaranty the market price of the bonds nor does it guaranty that the ratings on the bonds will not be revised or withdrawn.

FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

     The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured. Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

     Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

     In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

     Certain of the municipal securities under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

     Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General

Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2001, the total capital and surplus of Financial Guaranty was $1.033 billion. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number: (212) 480-5187).

     The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Directors of the Fund.

RATINGS

     The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

     S&P's and Moody's ratings are not recommendations to buy, sell or hold the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

     S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's and S&P.

                                   APPENDIX D

                          HEDGING STRATEGIES AND RISKS

     Set forth below is additional information regarding the various defensive hedging techniques.

Futures and Index Transactions

 Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. When the Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging the Fund's existing or anticipated holdings of long-term debt securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by the Fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

 Options on Financial Futures

     The Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by the Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

 Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

 Index Options

     The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                   APPENDIX E


Factors Pertaining to California

The information set forth below is derived from sources that are generally available to investors. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

GENERAL

During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances improved significantly starting in 1995. After several years of very strong growth, the State's financial condition started to worsen since the start of 2001, with the combination of a mild economic recession and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

ECONOMIC FACTORS

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of about 35 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.

Total personal income in the State, at an estimated $1,095 billion in 2000, accounts for almost 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped in half from the recession to under 5%, its lowest level in three decades. The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. Although California's economy is continuing to be stronger than the national average, it is not expected to start a recovery until mid-2002. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summer there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of two years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

Recent Developments Regarding Energy

     From mid-2000 through early 2001, the State faced occasional shortages of electricity and dramatic increases in the spot market price for electricity, as a result of many complex factors deriving generally from a deregulation plan implemented in 1997. The three major investor-owned utilities in the State ("IOUs") purchased electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, which rose sharply, while the retail prices they could charge their residential and small business customers were capped at specified levels under the deregulation plan. By early January, 2001, the two largest IOUs had exhausted their cash reserves and could no longer purchase electricity in the spot market.

     The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ("State Loans"). DWR is also receiving repayment from a portion of retail end use customers' payments, remitted through the IOUs, but these amounts will cover only a small portion of the power purchase costs. Effective June 26, 2001, the DWR entered into an Interim Loan Agreement with several banks totaling $4.1 billion ("Interim Loans"), which moneys are being used since that date to fund power purchases. The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the State General Fund. As of January 31, 2002, DWR had committed approximately $12.6 billion for power purchases, funded from $6.1 billion in net State Loans, $3.7 billion in customer payments and a net $2.7 billion from the Interim Loans ($1.4 billion of Interim Loan proceeds remain available to fund future power purchases).

     The State Loans, the Interim Loans and the balance of energy purchase costs, are intended to be funded from the issuance of an estimated $11 billion of DWR revenue bonds authorized by legislation. Issuance of the bonds depends on adoption and final legal review of several orders by the California Public Utilities Commission ("CPUC"). In February, 2002 the CPUC adopted an order implementing DWR's "revenue requirement" to be collected from customer rates; the procedure used by DWR to calculate its revenue requirement was, however, challenged in a court proceeding. The CPUC also approved a "rate agreement" with the DWR governing the imposition of consumer rates necessary to repay the bond issue and DWR's other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (average of 40%), final calculation of the DWR's revenue requirement to repay bonds and meet its other obligations may require additional rate actions. CPUC also approved an order eliminating the right of retail customers to contract directly with generators for energy.

     A final schedule for issuance of the revenue bonds will depend on review of legal challenges to these CPUC orders, which are expected. The DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the DWR revenue bonds, DWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations (including principal payments on the Interim Loans to begin in April 2002, if the revenue bonds have not been sold).

     On April 6, 2001, the largest IOU, Pacific Gas & Electric Company, filed for voluntary protection under the federal Bankruptcy Code. Its bankruptcy proceeding remained far from resolution by March, 2002. The second-largest IOU, Southern California Edison Company ("SCE") also defaulted on various obligations in early 2001. In October, 2001, SCE announced the settlement of a lawsuit with the CPUC over the rates which SCE could charge its customers. CPUC implemented this settlement by allowing SCE to collect rates from its customers at current levels for up to three years to repay its prior debts. Based on this agreement, SCE used accumulated cash and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March, 2002.

     The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new power plants have been completed and new larger power plants are under construction and in permitting phase, and will come on line in 2002-2003. As noted, the State has entered into a number of longer term power supply contracts, thereby reducing the risks of reliance on the spot markets. The combination of these elements has substantially lowered wholesale electricity costs.

     Despite fears of significant disruptions during the summer of 2001, the combination of cooler weather, significant conservation efforts, absence of major unplanned power plant outages, and completion of several new power plants has permitted the State to avoid any blackouts since early May, and spot market power costs have decreased significantly, lessening the cost of the DWR power purchase program. Natural gas prices have also decreased.

     A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the IOUs, obligations and rights of independent power producers holding power sales contracts with the IOUs, and various antitrust, fraud and refund claims against energy suppliers.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.


"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may exceed their spending limits for up to four years with voter approval. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980's when the State appropriations were above the limit. The State Department of Finance estimates the State will be about $14.5 billion below its appropriation limit in fiscal year 2001-02 and $6.3 billion under the limit in 2002-03.


Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA


Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2002, the State had outstanding approximately $23.9 billion of long-term general obligation bonds, plus $724 million of general obligation commercial paper and $6.2 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In February 2002, the State sold $1 billion of general obligation bonds to repay outstanding commercial paper notes, and sold $187,705,000 of new lease purchase bonds. In FY 2000-01, debt service on general obligation bonds and lease purchase debt was approximately 3.8% of General Fund revenues. State voters approved $2.8 billion of new general bond authorizations on the ballot in March, 2002.


RECENT FINANCIAL RESULTS

The principal sources of General Fund tax revenues in 2000-01 were the California personal income tax (59 percent of total tax revenues), the sales tax (28 percent), corporation taxes (9 percent), and the gross premium tax on insurance (2 percent). Preliminary estimates for 2000-01 indicate that up to 23% of total General Fund tax revenue was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. In preparing the 2001-02 budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to the prior year. However, with continued weak stock market levels into early 2002 it is now expected that revenue from capital gains and stock options will fall below projections.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in
1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 includes as an asset the $6.1 billion loan to the DWR for power purchases (see "Recent Developments Regarding Energy" above), and the General Fund's available cash at that date was considerably less.

The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding has increased to over $6,700 per pupil in FY 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% VLF cut will be offset by about $2.6 billion in General Fund money in FY 2000-01, and $3.6 billion for fiscal year 2001-02. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. Finally, because the SFEU balance was more than 4% of General Fund revenues for two consecutive years, the State reduced its sales tax by 0.25% for one year, starting January 1, 2001 (pursuant to an existing statutory formula). This will result in about

$1.15 billion in lower revenues during calendar year 2001. The 0.25% rate was restored as of January 1, 2002.

Fiscal Year 2001-02 Budget.

The 2001-02 Budget Act (the "2001 Budget Act") was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4 percent from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues is to be funded by using a part of the budget reserve from the prior year, and assumes that the General Fund will be repaid in full for advances made to purchase energy (see "Recent Developments Regarding Energy" above). The Governor vetoed about $500 million of General Fund expenditures from the 2001 Budget Act as adopted by the Legislature, to leave an estimated budget reserve in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act also included expenditures of $21.3 billion from Special Funds and $3.2 billion from bond funds.

When the Governor released his proposed budget for 2002-03 in January 2002 (the "2002-03 Governor's Budget"), the Administration estimated that the major tax revenues (personal income, corporate and sales) would be more than $5 billion lower in 2001-02 than projected when the 2001 Budget Act was signed. The Administration projected the need to close a $12.5 billion budget gap for the two fiscal years 2001-02 and 2002-03. As part of his plan to close this gap, the Governor froze about $2.3 billion of spending for 2001-02 in November 2001; the Legislature ratified these actions in late January 2002. Further elements of the plan are described below under "Proposed 2002-03 Budget."

The State sold a record $5.7 billion in revenue anticipation notes for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year. The State's cash position has been adversely affected by the $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001. The State projects that it will be able to repay the revenue anticipation notes by June 28, 2002 even if the DWR revenue bonds have not been sold (see "Recent Developments Regarding Energy" above). If, however, the State's cash position (including available internal borrowings from State special funds) is lower than projected, the State has other short term borrowing alternatives to assure access to sufficient cash resources to pay all its obligations.


One of the major disputes which delayed passage of the 2001 Budget Act past the July 1 start of the fiscal year related to tax provisions. Under existing law, since the budget reserve was expected to fall below 4% in 2001-02, the 0.25% reduction in the State sales tax which went into effect on January 1, 2001 was scheduled to be reversed on January 1, 2002, providing over $500 million of revenues for the 2001-02 fiscal year. A compromise was reached which allows the 0.25% sales tax reinstatement to occur in 2002, but reduces the "trigger" for sales tax reductions in future years to a 3% budget reserve test from the present 4%. Certain other tax relief measures for senior citizens and rural and agricultural areas were included in the Budget Act, totaling about $122 million.

The 2001 Budget Act provides full funding for K-14 education, and certain additional funding for low-performing schools, child care and other programs. Funding for higher education was increased, but less than in previous years. No fee increases for higher education will be imposed. Health care, social services and prisons are funded for all expected caseload and inflation increases. Assistance to local governments was reduced from the previous year.

The 2001 Budget Act was able to sustain the reduced revenues without major program reductions because a large part of the 2000-01 Budget Act was for one-time spending, which did not have to be continued. The Budget Act has much less one-time spending for capital outlay. The 2001 Budget Act also extends for two years the six-year transportation funding program implemented in 2000-01, and uses a total of $2.3 billion of those funds for General Fund purposes in 2001-02 and 2002-03, to be repaid in 2006-08. The shortfall in funding will be made up by temporary loans from other transportation accounts, so that it is not expected any projects will be delayed. Part of a compromise to permit this deferral was agreement to place a constitutional amendment on the next statewide ballot to permanently dedicate all sales taxes on gasoline and related fuels to transportation programs.

In anticipation of reduced revenues in the 2001-02 fiscal year, the Governor in October, 2001 announced a hiring freeze for State agencies, and requested State agencies to find up to 10% in cost reductions in the current year. He also asked State agencies to prepare budget proposals for the 2002-03 fiscal year with up to a 15% cut from current levels. However, this cut would not apply to public safety or K-12 education programs.

Proposed 2002-03 Budget

As noted above, the 2002-03 Governor's Budget projected a $12.5 billion gap for the period through June 30, 2003. The Administration proposed to close this gap with the following major actions:

     1. Expenditure reductions of about $5.2 billion. About $2.3 billion of these reductions, for the 2001-02 fiscal year, have already been approved by the Legislature.

     2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

     3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling $1.1 billion.

     4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the sale of a portion of the State's future receipt of payments from tobacco companies in settlement of previous litigation. Another $672 million would come from loans from transportation funds and $800 million would come from deferral of payments to State pension funds. The Administration later announced it would not pursue the pension fund deferrals, using instead savings in debt service costs by rescheduling current debt payments to future years.

     All of these proposals are subject to negotiations with the Legislature and, in some cases, action by other bodies, such as the federal government. There is no assurance which of these actions will be finally implemented, or the total budget savings which will result.

     In February 2002, the State's Legislative Analyst issued a report which predicted that revenues in 2001-02 would be about $2.8 billion lower than the Administration's estimates, in part because of lower estimates of capital gains and stock option income. The Legislative Analyst also predicted expenditures would be higher than the Administration projected, and that the total budget gap which the State would have to resolve over the period December 1, 2001 to June 30, 2003 might be as large as $17.5 billion.

     The 2002-03 Governor's Budget proposed an austere spending plan for the next fiscal year, based on successful implementation of the various actions to close the budget gap. Spending for K-12 schools would be increased by a small amount, with full cost of living increases included. Support for higher education would also increase by about 1 percent on average. Health and human services costs would increase by 3.3 percent to reflect increased caseloads. Most other areas of the budget, including corrections, natural resources, environmental protection, transportation, general government and capital outlay, will be reduced on average 5 percent. The Governor proposed no tax increases or funding shifts which would impact local governments. Final action on the 2002-03 Budget Act will occur in the summer following release of updated budget and revenue estimates in May 2002 and final negotiations between the Governor and the Legislature.

Although the State's strong economy has produced record revenues to the State government in recent years, the State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

BOND RATING

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. As of March 1, 2002, Standard & Poor's had reduced California's senior ratings to "A+" and Moody's had reduced its ratings to "A1" and both agencies maintained the State's credit ratings on watch with negative implications. As of that date, Fitch had placed California's ratings on watch with negative implications.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State has provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

California Tax Matters

The following is based upon the advice of Orrick, Herrington & Sutcliffe LLP, special California counsel to the Fund. The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate Common Shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for federal and California purposes, and that it will distribute all interest and dividends it receives to the shareholders.

The Fund will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If it is subject to the California franchise or corporation income tax, the Fund does not expect to pay a material amount of such tax.

If at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax by California under California or federal law, then distributions by the Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains, will be includable in gross income for purposes of the California personal income tax.

Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the Common Shares will not be deductible for purposes of the California personal income tax.

All distributions of the Fund, regardless of source, to corporate Common Shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax.

Gain on the sale, exchange, or other disposition of Common Shares will be subject to the California personal income and corporate franchise tax. In addition, any loss realized by a holder of Common Shares upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of Common Shares within thirty days before or after the acquisition of other Common Shares may be disallowed under the "wash sale" rules.

Common Shares may be subject to the California estate tax if held by a California decedent at the time of death.

Common Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

                                  APPENDIX F

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may be a suitable investment for a shareholder that is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Municipal bonds can provide double, tax-free income (exempt from regular federal and state income taxes) for residents of that state. Because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate. According to CDA Wiesenberger, The John Nuveen Company is the leading sponsor of municipal closed-end exchange-traded bond funds measured by the number of funds (79) and fund assets under management ($31 billion) as of December 31, 2001.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

Features of Municipal Closed-End ETFs


Monthly Dividends
Enhanced income potential through leverage*
Automatic dividend reinvestment*
Exchange listing
Widespread price visibility
Convenient intra-day trading*
Professional management
Low minimum investment


*As outlined elsewhere in this SAI, share prices will fluctuate. Systematic reinvestment does not ensure a profit, nor does it protect you against a loss in a declining market.


According to the Investment Company Institute, open-end municipal bond funds experienced positive cash inflows that totaled more than $11.6 billion in 2001. By contrast, these funds exhibited net outflows of $14.770 during calendar year 2000. [Source: Investment Company Institute, Trends in Mutual Fund Investing, December 2000 and December 2001]

As further evidence of investor demand for municipal exchange-traded closed-end funds, Nuveen and other sponsors have successfully offered about $5 billion of new municipal fund common stock during 2001, while no new closed-end municipal funds were offered in 2000.

[GRAPH APPEARS HERE]

Numbers in Billions:
                                                                                        U.S. HOUSEHOLD HOLDINGS OF BONDS
            U.S. HOUSEHOLD HOLDINGS OF BONDS             HOUSEHOLD FINANCIAL ASSETS         % HOUSEHOLD FINANCIAL ASSETS
1955:1                                 112.8                                  947.4                                 11.9
1955:2                                 114.7                                  976.1                                 11.8
1955:3                                 117.1                                 1004.2                                 11.7
1955:4                                 118.5                                 1018.9                                 11.6
1956:1                                 122.0                                 1052.0                                 11.6
1956:2                                 123.4                                 1050.9                                 11.7
1956:3                                 125.5                                 1058.2                                 11.9
1956:4                                 126.0                                 1087.8                                 11.6
1957:1                                 129.1                                 1085.2                                 11.9
1957:2                                 130.0                                 1111.7                                 11.7
1957:3                                 132.4                                 1095.4                                 12.1
1957:4                                 133.2                                 1099.0                                 12.1
1958:1                                 134.6                                 1132.8                                 11.9
1958:2                                 133.8                                 1155.0                                 11.6
1958:3                                 132.8                                 1201.8                                 11.1
1958:4                                 134.2                                 1230.0                                 10.9
1959:1                                 137.4                                 1251.6                                 11.0
1959:2                                 138.6                                 1273.6                                 10.9
1959:3                                 141.9                                 1279.5                                 11.1
1959:4                                 144.7                                 1309.8                                 11.1
1960:1                                 151.7                                 1301.4                                 11.7
1960:2                                 153.1                                 1318.4                                 11.6
1960:3                                 153.3                                 1302.9                                 11.8
1960:4                                 153.1                                 1359.4                                 11.3
1961:1                                 153.6                                 1416.2                                 10.8
1961:2                                 154.4                                 1427.4                                 10.8
1961:3                                 156.0                                 1454.3                                 10.7
1961:4                                 157.5                                 1503.9                                 10.5
1962:1                                 159.2                                 1508.5                                 10.6
1962:2                                 159.5                                 1407.3                                 11.3
1962:3                                 161.7                                 1444.2                                 11.2
1962:4                                 161.1                                 1546.8                                 10.4
1963:1                                 158.9                                 1583.6                                 10.0
1963:2                                 159.7                                 1618.6                                  9.9
1963:3                                 161.0                                 1652.4                                  9.7
1963:4                                 162.9                                 1644.8                                  9.9
1964:1                                 165.3                                 1689.0                                  9.8
1964:2                                 167.0                                 1725.3                                  9.7
1964:3                                 168.2                                 1764.3                                  9.5
1964:4                                 169.6                                 1798.4                                  9.4
1965:1                                 172.6                                 1832.5                                  9.4
1965:2                                 173.1                                 1826.3                                  9.5
1965:3                                 174.7                                 1899.6                                  9.2
1965:4                                 174.5                                 1965.3                                  8.9
1966:1                                 182.5                                 1966.7                                  9.3
1966:2                                 185.7                                 1966.2                                  9.4
1966:3                                 192.9                                 1924.2                                 10.0
1966:4                                 196.5                                 1989.2                                  9.9
1967:1                                 196.4                                 2087.8                                  9.4
1967:2                                 192.0                                 2113.8                                  9.1
1967:3                                 196.0                                 2183.8                                  9.0
1967:4                                 201.3                                 2240.1                                  9.0
1968:1                                 207.1                                 2213.3                                  9.4
1968:2                                 209.2                                 2338.8                                  8.9
1968:3                                 212.2                                 2379.9                                  8.9
1968:4                                 211.7                                 2506.4                                  8.4
1969:1                                 193.4                                 2490.9                                  7.8
1969:2                                 193.1                                 2471.3                                  7.8
1969:3                                 211.6                                 2474.6                                  8.6
1969:4                                 222.9                                 2472.4                                  9.0
1970:1                                 233.6                                 2475.1                                  9.4
1970:2                                 229.2                                 2353.3                                  9.7
1970:3                                 225.4                                 2472.8                                  9.1
1970:4                                 222.5                                 2567.0                                  8.7
1971:1                                 216.2                                 2694.5                                  8.0
1971:2                                 211.8                                 2724.4                                  7.8
1971:3                                 215.0                                 2762.9                                  7.8
1971:4                                 210.0                                 2859.4                                  7.3
1972:1                                 210.9                                 2971.9                                  7.1
1972:2                                 208.3                                 3009.0                                  6.9
1972:3                                 207.4                                 3072.0                                  6.8
1972:4                                 205.6                                 3274.5                                  6.3
1973:1                                 208.7                                 3261.3                                  6.4
1973:2                                 211.6                                 3237.6                                  6.5
1973:3                                 222.0                                 3382.5                                  6.6
1973:4                                 227.5                                 3282.2                                  6.9
1974:1                                 237.0                                 3338.2                                  7.1
1974:2                                 240.3                                 3297.3                                  7.3
1974:3                                 260.3                                 3200.3                                  8.1
1974:4                                 269.4                                 3251.8                                  8.3
1975:1                                 269.3                                 3456.1                                  7.8
1975:2                                 265.3                                 3643.5                                  7.3
1975:3                                 275.9                                 3619.2                                  7.6
1975:4                                 285.5                                 3712.9                                  7.7
1976:1                                 283.5                                 3887.6                                  7.3
1976:2                                 287.6                                 3997.2                                  7.2
1976:3                                 289.5                                 4092.7                                  7.1
1976:4                                 287.3                                 4205.9                                  6.8
1977:1                                 296.3                                 4253.4                                  7.0
1977:2                                 297.1                                 4354.4                                  6.8
1977:3                                 301.2                                 4415.5                                  6.8
1977:4                                 300.9                                 4471.5                                  6.7
1978:1                                 309.4                                 4546.2                                  6.8
1978:2                                 318.8                                 4732.2                                  6.7
1978:3                                 326.3                                 4927.4                                  6.6
1978:4                                 341.4                                 5007.4                                  6.8
1979:1                                 358.3                                 5204.8                                  6.9
1979:2                                 372.0                                 5357.5                                  6.9
1979:3                                 381.7                                 5579.8                                  6.8
1979:4                                 413.1                                 5746.4                                  7.2
1980:1                                 430.0                                 5767.2                                  7.5
1980:2                                 419.1                                 6019.5                                  7.0
1980:3                                 426.4                                 6309.1                                  6.8
1980:4                                 439.6                                 6607.2                                  6.7
1981:1                                 440.8                                 6721.1                                  6.6
1981:2                                 440.7                                 6815.6                                  6.5
1981:3                                 453.1                                 6779.1                                  6.7
1981:4                                 461.2                                 7029.7                                  6.6
1982:1                                 484.9                                 7046.9                                  6.9
1982:2                                 509.8                                 7132.4                                  7.1
1982:3                                 529.4                                 7356.0                                  7.2
1982:4                                 527.1                                 7640.9                                  6.9
1983:1                                 540.7                                 7921.5                                  6.8
1983:2                                 568.4                                 8248.0                                  6.9
1983:3                                 604.9                                 8365.4                                  7.2
1983:4                                 619.2                                 8429.2                                  7.3
1984:1                                 637.4                                 8435.3                                  7.6
1984:2                                 700.2                                 8512.1                                  8.2
1984:3                                 740.4                                 8794.9                                  8.4
1984:4                                 737.0                                 8994.3                                  8.2
1985:1                                 815.9                                 9316.6                                  8.8
1985:2                                 833.9                                 9566.4                                  8.7
1985:3                                 866.9                                 9593.3                                  9.0
1985:4                                 955.9                                10159.4                                  9.4
1986:1                                 958.9                                10595.6                                  9.1
1986:2                                 988.8                                10856.0                                  9.1
1986:3                                1025.5                                10775.9                                  9.5
1986:4                                1073.5                                11254.0                                  9.5
1987:1                                1129.0                                11904.2                                  9.5
1987:2                                1190.9                                12106.7                                  9.8
1987:3                                1244.2                                12457.0                                 10.0
1987:4                                1264.8                                11937.2                                 10.6
1988:1                                1277.6                                12293.6                                 10.4
1988:2                                1329.1                                12589.2                                 10.6
1988:3                                1400.8                                12749.4                                 11.0
1988:4                                1478.6                                13122.3                                 11.3
1989:1                                1525.6                                13438.6                                 11.4
1989:2                                1532.0                                13803.2                                 11.1
1989:3                                1564.7                                14258.9                                 11.0
1989:4                                1582.4                                14515.4                                 10.9
1990:1                                1617.3                                14513.9                                 11.1
1990:2                                1661.6                                14783.9                                 11.2
1990:3                                1731.6                                14389.6                                 12.0
1990:4                                1837.8                                14929.5                                 12.3
1991:1                                1848.9                                15511.2                                 11.9
1991:2                                1898.5                                15530.0                                 12.2
1991:3                                1934.6                                15838.6                                 12.2
1991:4                                1975.7                                16427.7                                 12.0
1992:1                                1993.2                                16420.0                                 12.1
1992:2                                2022.8                                16412.9                                 12.3
1992:3                                2058.7                                16623.7                                 12.4
1992:4                                2105.8                                17235.8                                 12.2
1993:1                                2158.7                                17570.4                                 12.3
1993:2                                2161.9                                17732.3                                 12.2
1993:3                                2134.5                                18059.8                                 11.8
1993:4                                2203.8                                18417.4                                 12.0
1994:1                                2276.7                                18362.9                                 12.4
1994:2                                2349.3                                18472.9                                 12.7
1994:3                                2394.6                                18880.8                                 12.7
1994:4                                2477.7                                19102.6                                 13.0
1995:1                                2456.2                                19680.2                                 12.5
1995:2                                2414.5                                20325.3                                 11.9
1995:3                                2485.0                                21072.8                                 11.8
1995:4                                2465.1                                21741.9                                 11.3
1996:1                                2493.7                                22399.4                                 11.1
1996:2                                2604.4                                22942.6                                 11.4
1996:3                                2650.1                                23306.2                                 11.4
1996:4                                2678.9                                24107.2                                 11.1
1997:1                                2658.3                                24261.9                                 11.0
1997:2                                2655.3                                25981.9                                 10.2
1997:3                                2663.5                                27004.6                                  9.9
1997:4                                2706.0                                27488.4                                  9.8
1998:1                                2740.8                                29279.9                                  9.4
1998:2                                2849.3                                29660.2                                  9.6
1998:3                                2859.8                                28129.0                                 10.2
1998:4                                2759.9                                30537.4                                  9.0
1999:1                                2850.1                                31245.3                                  9.1
1999:2                                2908.2                                32361.0                                  9.0
1999:3                                2970.5                                31682.6                                  9.4
1999:4                                3081.4                                35175.3                                  8.8
2000:1                                3010.3                                35967.7                                  8.4
2000:2                                3019.7                                35081.0                                  8.6
2000:3                                2986.2                                34975.3                                  8.5
2000:4                                2980.6                                33351.6                                  8.9
2001:1                                2905.7                                31628.1                                  9.2

2001:2                                2740.0                                32203.6                                  8.5
2001:3                                2726.8                                30403.0                                  9.0

                  Household Financial Assets                          30.4 trillion
                         Fixed-Income Assets                           2.7 trillion
                Value of 1% shift into bonds                            304 billion

                          [GRAPH APPEARS HERE]

1994                                  2276.7                                18362.9                                 12.4
1994                                  2349.3                                18472.9                                 12.7
1994                                  2394.6                                18880.8                                 12.7
1994                                  2477.7                                19102.6                                 13.0
1995                                  2456.2                                19680.2                                 12.5
1995                                  2414.5                                20325.3                                 11.9
1995                                  2485.0                                21072.8                                 11.8
1995                                  2465.1                                21741.9                                 11.3
1996                                  2493.7                                22399.4                                 11.1
1996                                  2604.4                                22942.6                                 11.4
1996                                  2650.1                                23306.2                                 11.4
1996                                  2678.9                                24107.2                                 11.1
1997                                  2658.3                                24261.9                                 11.0
1997                                  2655.3                                25981.9                                 10.2
1997                                  2663.5                                27004.6                                  9.9
1997                                  2706.0                                27488.4                                  9.8
1998                                  2740.8                                29279.9                                  9.4
1998                                  2849.3                                29660.2                                  9.6
1998                                  2859.8                                28129.0                                 10.2
1998                                  2759.9                                30537.4                                  9.0
1999                                  2850.1                                31245.3                                  9.1
1999                                  2908.2                                32361.0                                  9.0
1999                                  2970.5                                31682.6                                  9.4
1999                                  3081.4                                35175.3                                  8.8
2000                                  3010.3                                35967.7                                  8.4
2000                                  3019.7                                35081.0                                  8.6
2000                                  2986.2                                34975.3                                  8.5
2000                                  2980.6                                33351.6                                  8.9
2001                                  2905.7                                31628.1                                  9.2
2001                                  2740.0                                32203.6                                  8.5


According to data from the Federal Reserve, the overall percentage of bonds held in individual investors' portfolios has decreased over the past seven years. [Source: Federal Reserve Flow of Funds, Q3 2001]. This chart compares the aggregate amount of all fixed-income securities held by households with the total value of all household investments for the specific quarterly time periods shown. The quarter-to-quarter values and trends depicted here are not necessarily representative of other time periods. No representation is made, nor should any inference be drawn, to any standard, correct or historical average amount of household fixed-income investment.

Municipal Bond/Equity Portfolios May
Provide Attractive Returns and Reduced Risk

Nuveen research shows that, over the past 20 years, a portfolio of 20% municipal bonds and 80% stocks produced 99% of the annual after-tax return of an all-equity portfolio, with measurably less risk.


These conclusions are based on research done by Nuveen Investments using the following portfolio assumptions: Municipal bonds are represented by the Lehman Brothers Long Municipal Index. Treasury Bonds are represented by Lehman Brothers Long Treasury Index. Equities are the S&P 500 stocks as tracked by the Ibbotson Associates Large Company Stock Index. It is not possible to invest directly in any of these indexes. Hypothetical portfolios using varying percentages of municipal bonds and equities, in each case totaling 100%, were constructed, and the investment results and volatility determined for every year from 1982 through 2001.

All investment income generated by the portfolio was considered to be reinvested annually, along with the after-tax proceeds of an arbitrarily assumed 20% annualized turnover rate. The allocation between the two assets was allowed to fluctuate within a 5% band around its target before rebalancing. No provision was made for investment fees or commissions. Investment income was taxed at the historically appropriate rate for an individual with $100,000 in taxable income in year 2001 dollars. Net capital gains taxes, if any, were deducted at the rate appropriate for the period. At the end of 2001, the portfolios were fully liquidated to recognize the existing tax liability.

This study was based on historical data gathered from sources Nuveen Investments considers to be reliable and consistent. The results produced by this study in no way should be considered representative of the past performance of any actual investment product or predictive of future investment expectations and performance for the municipal market or any actual investment products.

20 Yr. Horizon Data Tables
1-Balanced Portfolios with Large Cap Equities

After-Tax Returns
[GRAPH APPEARS HERE]

 Bond           Long Municipals         Long Treasuries         Long Corporates
Portion        Risk       Return       Risk       Return       Risk       Return
   0%         15.29%      11.94%      15.29%      11.94%      15.29%      11.94%
   5%         14.65%      11.94%      14.67%      11.82%      14.67%      11.81%
  10%         14.03%      11.89%      14.06%      11.66%      14.06%      11.65%
  15%         13.42%      11.85%      13.48%      11.50%      13.47%      11.49%
  20%         12.81%      11.79%      12.91%      11.33%      12.88%      11.31%
  25%         12.22%      11.74%      12.37%      11.16%      12.31%      11.14%
  30%         11.64%      11.67%      11.85%      10.98%      11.74%      10.96%
  35%         11.08%      11.61%      11.36%      10.79%      11.20%      10.77%
  40%         10.55%      11.54%      10.90%      10.60%      10.68%      10.58%
  45%         10.04%      11.46%      10.49%      10.40%      10.18%      10.39%
  50%          9.56%      11.38%      10.12%      10.20%       9.72%      10.19%
  55%          9.12%      11.30%       9.80%      10.00%       9.29%       9.99%
  60%          8.72%      11.21%       9.53%       9.79%       8.89%       9.79%
  65%          8.37%      11.12%       9.33%       9.58%       8.54%       9.58%
  70%          8.07%      11.03%       9.19%       9.37%       8.24%       9.38%
  75%          7.83%      10.94%       9.11%       9.15%       8.00%       9.17%
  80%          7.65%      10.84%       9.10%       8.94%       7.81%       8.96%
  85%          7.54%      10.74%       9.16%       8.72%       7.68%       8.75%
  90%          7.50%      10.64%       9.28%       8.50%       7.62%       8.54%
  95%          7.53%      10.54%       9.46%       8.28%       7.63%       8.34%
 100%          7.63%      10.43%       9.70%       8.05%       7.70%       8.11%


     Market price is affected by many factors, including market interest rates, income tax rates, the common shares' net asset value and dividend stability, the portfolio's duration, call protection and credit quality, analyst recommendations, and other market factors. Any of these factors individually or collectively may, at any given time, be as or more important to market price than annualized dividend rates. A positive correlation does not necessarily mean that higher dividends cause or result in higher market prices, and you should not assume that any particular level of dividends will result in any particular market price. In addition, the positive correlation between dividends and market price of this group of funds does not necessarily mean that every fund in the group exhibits a positive correlation between dividend and market price, and it is possible that the Fund may not exhibit such a correlation. There can be no assurance that the correlation suggested by the above data will continue in the future.

On Average Nuveen Funds Have Traded At Greater Premiums or Smaller Discounts than Competing Funds

[Graph Appears Here]

28-Jun-96       0.044572079
 5-Jul-96       0.042336686
12-Jul-96       0.046633142
19-Jul-96       0.046412596
26-Jul-96       0.046913793
 2-Aug-96       0.042839559
 9-Aug-96       0.044755029
16-Aug-96       0.043179598
23-Aug-96       0.043758381
30-Aug-96       0.042936303
 6-Sep-96       0.041913793
13-Sep-96       0.044113506
20-Sep-96       0.043598898
27-Sep-96       0.042846126
 4-Oct-96       0.046550393
11-Oct-96       0.04325735
18-Oct-96       0.04116951
25-Oct-96       0.044694979
 1-Nov-96       0.042641379
 8-Nov-96       0.043968421
15-Nov-96       0.042849728
22-Nov-96       0.040592257
29-Nov-96       0.041107804
 6-Dec-96       0.038137689
13-Dec-96       0.037551361
20-Dec-96       0.034563339
27-Dec-96       0.043577132
 3-Jan-97       0.041022747
10-Jan-97       0.041572293
17-Jan-97       0.041860617
24-Jan-97       0.040527284
31-Jan-97       0.037549788
 7-Feb-97       0.033932486
14-Feb-97       0.033059528
21-Feb-97       0.03422069
28-Feb-97       0.034364912
 7-Mar-97       0.033644283
14-Mar-97       0.03599516
21-Mar-97       0.036175318
27-Mar-97       0.039503811
 4-Apr-97       0.040944707
11-Apr-97       0.041985239
18-Apr-97       0.041149304
25-Apr-97       0.039921718
 2-May-97       0.041944484
 9-May-97       0.042504206
16-May-97       0.039914924
23-May-97       0.04066186
30-May-97       0.041939438
 6-Jun-97       0.042596972
13-Jun-97       0.041836097
20-Jun-97       0.040601538
27-Jun-97       0.040865297
 3-Jul-97       0.044411539
11-Jul-97       0.037568569
18-Jul-97       0.034234
25-Jul-97       0.038522115
 8-Aug-97       0.035379787
15-Aug-97       0.03273153
22-Aug-97       0.04029108
29-Aug-97       0.037233259
 5-Sep-97       0.041429825
12-Sep-97       0.042412528
19-Sep-97       0.042494317
26-Sep-97       0.043137061
 3-Oct-97       0.041079948
10-Oct-97       0.036549511
17-Oct-97       0.037820911
24-Oct-97       0.036572942
31-Oct-97       0.036296244
 7-Nov-97       0.036971035
14-Nov-97       0.037746733
21-Nov-97       0.036235724
28-Nov-97       0.034928058
 5-Dec-97       0.03759602
12-Dec-97       0.03694678
19-Dec-97       0.039660897
26-Dec-97       0.039236665
 2-Jan-98       0.039619687
 9-Jan-98       0.044366773
16-Jan-98       0.038933121
23-Jan-98       0.037478394
30-Jan-98       0.040981632
 6-Feb-98       0.044253503
13-Feb-98       0.048217687
20-Feb-98       0.045418904
27-Feb-98       0.045606483
 6-Mar-98       0.05044092
13-Mar-98       0.053888158
20-Mar-98       0.054673246
27-Mar-98       0.053675439
 3-Apr-98       0.055637624
 9-Apr-98       0.052235894
17-Apr-98       0.054192034
24-Apr-98       0.050518374
 8-May-98       0.049896385
15-May-98       0.051353821
22-May-98       0.051483104
29-May-98       0.045881903
 5-Jun-98       0.055602496
12-Jun-98       0.055573296
19-Jun-98       0.053353468
26-Jun-98       0.050081479
 2-Jul-98       0.050875309
10-Jul-98       0.05453185
17-Jul-98       0.049196788
24-Jul-98       0.048390204
31-Jul-98       0.051474744
 7-Aug-98       0.049411162
14-Aug-98       0.049813964
21-Aug-98       0.05188779
28-Aug-98       0.051906354
 4-Sep-98       0.050087127
11-Sep-98       0.04917935
18-Sep-98       0.046593528
25-Sep-98       0.047709123
 2-Oct-98       0.057751133
 9-Oct-98       0.054570175
16-Oct-98       0.056760965
23-Oct-98       0.048675439
30-Oct-98       0.049666667
 6-Nov-98       0.046473684
20-Nov-98       0.043697368
27-Nov-98       0.042625
 4-Dec-98       0.048682018
11-Dec-98       0.047938596
18-Dec-98       0.045574561
24-Dec-98       0.044484649
 8-Jan-99       0.040269737
15-Jan-99       0.032574561
22-Jan-99       0.032019737
29-Jan-99       0.032486842
 5-Feb-99       0.042296053
12-Feb-99       0.042750239
19-Feb-99       0.043902073
26-Feb-99       0.044498884
 5-Mar-99       0.04725933
19-Mar-99       0.054052316
26-Mar-99       0.053597122
 1-Apr-99       0.058263788
 9-Apr-99       0.049830129
16-Apr-99       0.059694926
23-Apr-99       0.060500788
30-Apr-99       0.059889169
 7-May-99       0.057512974
14-May-99       0.056063872
21-May-99       0.051220927
28-May-99       0.05302889
 4-Jun-99       0.05539521
11-Jun-99       0.057811171
18-Jun-99       0.06445
25-Jun-99       0.067863095
 2-Jul-99       0.068096429
 9-Jul-99       0.071166667
16-Jul-99       0.076167857
23-Jul-99       0.081947619
30-Jul-99       0.082119048
 6-Aug-99       0.077934884
20-Aug-99       0.07645155
27-Aug-99       0.074089922
 3-Sep-99       0.074571839
10-Sep-99       0.076186207
17-Sep-99       0.069099425
24-Sep-99       0.070118571
 1-Oct-99       0.055396667
 8-Oct-99       0.063321841
15-Oct-99       0.060172669
22-Oct-99       0.057560767
29-Oct-99       0.056708398
 5-Nov-99       0.057400231
12-Nov-99       0.052517238
19-Nov-99       0.052458398
26-Nov-99       0.050856895
10-Dec-99       0.029167111
17-Dec-99       0.022930972
23-Dec-99       0.031247988
31-Dec-99       0.030041852
 7-Jan-00       0.034098191
14-Jan-00       0.02985598
21-Jan-00       0.030763375
28-Jan-00       0.036890351
 4-Feb-00       0.043249219
11-Feb-00       0.042941578
18-Feb-00       0.037741596
25-Feb-00       0.037772843
 3-Mar-00       0.031488401
10-Mar-00       0.035108011
17-Mar-00       0.040553742
24-Mar-00       0.046507843
31-Mar-00       0.0504471
 7-Apr-00       0.047919915
14-Apr-00       0.045770233
20-Apr-00       0.041533157
28-Apr-00       0.041838665
 5-May-00       0.046265678
12-May-00       0.042325106
19-May-00       0.046130932
26-May-00       0.04666536
 2-Jun-00       0.047785911
 9-Jun-00       0.049809534
16-Jun-00       0.048623199
23-Jun-00       0.044137394
30-Jun-00       0.040320869
 7-Jul-00       0.045994597
14-Jul-00       0.038319492
21-Jul-00       0.037719386
28-Jul-00       0.042682839
 4-Aug-00       0.044612288
11-Aug-00       0.042435805
18-Aug-00       0.037838661
25-Aug-00       0.040834263
 1-Sep-00       0.043817958
 8-Sep-00       0.042935636
15-Sep-00       0.038175499
22-Sep-00       0.041251663
29-Sep-00       0.040976185
 6-Oct-00       0.04203186
13-Oct-00       0.031649968
20-Oct-00       0.034736966
27-Oct-00       0.044490667
 3-Nov-00       0.052386183
17-Nov-00       0.053132482
24-Nov-00       0.054112744
 1-Dec-00       0.023133662
 8-Dec-00       0.048791139
15-Dec-00       0.051525316
22-Dec-00       0.048712615
29-Dec-00       0.051922656
 5-Jan-01       0.058615104
12-Jan-01       0.056114246
19-Jan-01       0.054739501
26-Jan-01       0.055520134
 2-Feb-01       0.058139048
 9-Feb-01       0.051868149
16-Feb-01       0.051985582
23-Feb-01       0.054773168
 2-Mar-01       0.037264033
 9-Mar-01       0.056907458
16-Mar-01       0.05181887
23-Mar-01       0.046485198
30-Mar-01       0.051052429
 6-Apr-01       0.053114011
12-Apr-01       0.057032542
20-Apr-01       0.057815266
27-Apr-01       0.058606757
 4-May-01       0.073973346
11-May-01       0.047453979
18-May-01       0.072847939
25-May-01       0.068227804
 1-Jun-01       0.071706711
 8-Jun-01       0.071167402
15-Jun-01       0.062091156
22-Jun-01       0.072736735
29-Jun-01       0.060622449
 6-Jul-01       0.075916
13-Jul-01       0.061898
20-Jul-01       0.073488
27-Jul-01       0.072848
 3-Aug-01       0.072396
10-Aug-01       0.071645
17-Aug-01       0.069541
24_Aug-01       0.067018
31-Aug-01       0.056737
 7-Sep-01       0.061211
10-Sep-01       0.0605
21-Sep-01       0.055704
28-Sep-01       0.054845

 5-Oct-01       0.057874
12-Oct-01       0.053677
19-Oct-01       0.053425
26-Oct-01       0.056936
 2-Nov-01       0.055613
 9-Nov-01       0.053192
16-Nov-01       0.051534
23-Nov-01       0.056095
30-Nov-01       0.057148
 7-Dec-01       0.061395
14-Dec-01       0.064372
21-Dec-01       0.057279
28-Dec-01       0.055627
 4-Jan-02       0.051193
11-Jan-02       0.053965
18-Jan-02       0.053611
25-Jan-02       0.039327
 1-Feb-02       0.034753


This chart shows the week-by-week difference between the average premium or discount for all Nuveen municipal closed-end funds and all non-Nuveen municipal closed-end funds as reported by Lipper for the five-year period from September 27, 1996 through February 1, 2002. The weekly averages include all Nuveen and non-Nuveen funds in existence during that week over the course of this measurement period. As of February 1, 2002, there were 71 Nuveen funds and 146 non-Nuveen funds included in the Lipper database. Past trading history is no guarantee of future results, and is no guarantee of how these new
Funds may trade.

Nuveen Insured California Dividend Advantage Municipal Fund  _________ Common Shares




                  ------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  ------------------------------------------

                                ___________, 2002

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed with this Pre-effective Amendment to the Registration Statement.

     2.  Exhibits:


a. Declaration of Trust dated July 12, 1999. Filed on April 11, 2001 as Exhibit a to Registrant's Registration Statement on Form N-2
     (File No. 333-58702) and incorporated herein by reference.*

b. By-Laws of Registrant. Filed on April 11, 2001 as Exhibit b to Registrant's Registration Statement on Form N-2 (File No. 333-58702) and incorporated herein by reference.*

c.   None.

d. Form of Share Certificate. Filed on February 20, 2002 as Exhibit d to Pre-effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-58702) and incorporated herein by reference.*

e.   Terms and Conditions of the Dividend Reinvestment Plan.

f.   None.

g. Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated February 20, 2002.

h.1  Form of Underwriting Agreement.

h.2  Form of Master Selected Dealer Agreement.

h.3  Form of Master Agreement Among Underwriters.

h.4  Form of Dealer Letter Agreement.

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.

j. Exchange Traded Fund Custody Agreement between Registrant and JPMorgan Chase Bank dated February 19, 2002.

k.1 Shareholder Transfer Agency Agreement between Registrant and JPMorgan Chase Bank dated February 19, 2002.

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. dated February 20, 2002.

l.1 Opinion and consent of Bell, Boyd & Lloyd LLC. Filed on February 20, 2002 as Exhibit l.1 to Pre-effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-58702) and incorporated herein by reference.*

l.2 Opinion and consent of Bingham Dana LLP. Filed on February 20, 2002 as Exhibit l.2 to Pre-effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-58702) and incorporated herein by reference.*

l.3  Consent of Bell, Boyd & Lloyd LLC.

l.4  Consent of Bingham Dana LLP.

m.   None.

n.   Consent of Ernst & Young LLP.

o.   None.

p.   Subscription Agreement of Nuveen Advisory Corp. dated March 7, 2002.

q.   None.

r.1 Code of Ethics of Nuveen Advisory Corp. Filed on October 24, 2001 as Exhibit r to Pre-effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-58702) and incorporated herein by reference.*

r.2 Code of Ethics of Salomon Smith Barney Inc. Filed on February 20, 2002 as Exhibit r.2 to Pre-effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (File No. 333-58702) and incorporated herein by reference.*

s.   Powers of Attorney.

___________________
 * Previously filed.


Item 25: Marketing Arrangements

See Sections 2, 3 and 5(n) of the Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

See the Introductory Paragraph of the Form of Master Selected Dealer Agreement filed as Exhibit h.2 to this Registration Statement.

See Introductory Paragraphs and Sections 1, 3, 5, 6 and 7 of the Form of Master Agreement Among Underwriters filed as Exhibit h.3 to this Registration Statement.

See Paragraph e of the Form of Dealer Letter Agreement between Nuveen and the Underwriters filed as Exhibit h.4 to this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution


     Securities and Exchange Commission fees                           24,840
     National Association of Securities Dealers, Inc. fees             27,500
     Printing and engraving expenses                                  156,000
     Legal Fees                                                        65,000
     American Stock Exchange listing fees                               5,000
     Accounting expenses                                               65,000
     Blue Sky filing fees and expenses                                  5,000
     Transfer agent fees                                                    0
     Miscellaneous expenses                                             7,500
                                                                     --------
          Total                                                      $355,840*
                                                                     ========

------------


     *Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, ..20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be 1.31% of average daily net assets attributable to Common Shares and .85% of average daily net assets. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price).

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At March 24, 2002



                                                           Number of
                  Title of Class                         Record Holders
                  --------------                         --------------
       Common Shares, $0.01 par value                            1


Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii)  by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 8 of the Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities
Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Adviser

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV and Nuveen Municipal Trust. Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund,

Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen Michigan Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen Virginia Dividend Advantage Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement.

Item 31: Location of Accounts and Records

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

Item 32: Management Services

         Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.   Not applicable.

     3.   Not applicable.

     4.   Not applicable.

     5.   The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 25th day of March, 2002.


                                    NUVEEN INSURED CALIFORNIA DIVIDEND
                                    ADVANTAGE MUNICIPAL FUND

                                    /s/ Gifford R. Zimmerman

                                    ________________________________________
                                    Gifford R. Zimmerman, Vice President and
                                    Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



        Signature                         Title                               Date
        ---------                         -----                               ----
/s/ Stephen D. Foy              Vice President and Controller            March 25, 2002
--------------------            (Principal Financial and
    Stephen D. Foy              Accounting Officer)

                                Chairman of the Board and
Timothy R. Schwertfeger*        Trustee (Principal Executive      By: /s/ Gifford R. Zimmerman
                                Officer)                              --------------------------
                                                                          Gifford R. Zimmerman
                                                                          Attorney-In-Fact
                                                                          March 25, 2002

Robert P. Bremner*              Trustee

Lawrence H. Brown*              Trustee

Anne E. Impellizzeri*           Trustee

Peter R. Sawers*                Trustee

William J. Schneider*           Trustee

Judith M. Stockdale*            Trustee

     *Original powers of attorney authorizing Gifford R. Zimmerman and Larry W. Martin among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                               INDEX TO EXHIBITS


a.   Declaration of Trust dated July 12, 1999.*
b.   By-Laws of Registrant.*
c.   None.

d.   Form of Share Certificate.*
e.   Terms and Conditions of the Dividend Reinvestment Plan.

f.   None.

g.   Investment Management Agreement between Registrant and Nuveen
     Advisory Corp. dated February 20, 2002.
h.1  Form of Underwriting Agreement.
h.2  Form of Master Selected Dealer Agreement.
h.3  Form of Master Agreement Among Underwriters.
h.4  Form of Dealer Letter Agreement.
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.
j. Exchange Traded Fund Custody Agreement between Registrant and JPMorgan Chase Bank dated February 19, 2002.
k.1 Shareholder Transfer Agency Agreement between Registrant and JPMorgan Chase Bank dated February 19, 2002.
k.2  Expense Reimbursement Agreement between Registrant and Nuveen
     Advisory Corp. dated February 20, 2002.
l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*
l.2  Opinion and consent of Bingham Dana LLP.*
1.3  Consent of Bell, Boyd & Lloyd LLC.
1.4  Consent of Bingham Dana LLP.

m.   None.
n.   Consent of Ernst & Young LLP.
o.   None.

p.   Subscription Agreement of Nuveen Advisory Corp. dated March 7, 2002.

q.   None
r.1  Code of Ethics of Nuveen Advisory Corp.*

r.2  Code of Ethics of Salomon Smith Barney Inc.*

s.   Powers of Attorney.
___________________

 *  Previously filed.